                                                  -----------------------------
                                                           OMB APPROVAL
                                                  -----------------------------
                                                  OMB Number:         3235-0570
                                                  Expires:    November 30, 2005
                                                  Estimated average burden
                                                  hours per response....... 5.0
                                                  -----------------------------
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09765
                                  ---------------------------------------------

First American Insurance Portfolios, Inc.
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

800 Nicollet Mall  Minneapolis, MN 55402
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

Joseph M. Ulrey III - 800 Nicollet Mall Minneapolis, MN 55402
-------------------------------------------------------------------------------
                        (Name and address of agent for service)

Registrant's telephone number, including area code: 800-677-3863
                                                   ----------------------------

Date of fiscal year end: December 31, 2003
                        --------------------------
Date of reporting period: December 31, 2003
                         -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Report to Shareholders

[FIRST AMERICAN(TM) LOGO]

2003
ANNUAL REPORT

INSURANCE PORTFOLIOS


"NOTHING BUT HARMONY, HONESTY, INDUSTRY, AND FRUGALITY ARE NECESSARY TO MAKE US A GREAT AND HAPPY PEOPLE."

[GRAPHIC]

GEORGE WASHINGTON
JANUARY 29, 1789

[GRAPHIC]

FIRST AMERICAN


OUR IMAGE-GEORGE WASHINGTON

HIS RICH LEGACY AS PATRIOT AND LEADER IS WIDELY RECOGNIZED AS EMBODYING THE SOUND JUDGMENT, RELIABILITY, AND STRATEGIC VISION THAT ARE CENTRAL TO OUR BRAND. FASHIONED IN A STYLE REMINISCENT OF AN 18TH CENTURY ENGRAVING, THE ILLUSTRATION CONVEYS THE SYMBOLIC STRENGTH AND VITALITY OF WASHINGTON, WHICH ARE ATTRIBUTES THAT WE VALUE AT FIRST AMERICAN FUNDS.


TABLE OF CONTENTS

Message to Investors                           1
Report of Independent Auditors                17
Schedule of Investments                       18
Statements of Assets and Liabilities          30
Statements of Operations                      32
Statements of Changes in Net Assets           34
Financial Highlights                          36
Notes to Financial Statements                 40
Notice to Investors                           46


          MUTUAL FUND INVESTING INVOLVES RISK; PRINCIPAL LOSS IS POSSIBLE.

          NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE

MESSAGE TO INVESTORS February 18, 2004


          DEAR INVESTORS:

          We invite you to take a few minutes to review the results of the fiscal year ended December 31, 2003.

          This report includes comparative performance graphs and tables, portfolio commentaries, complete listings of portfolio holdings, and additional fund information. We hope you will find this helpful in monitoring your investment portfolio.

          Please contact your financial professional if you have questions about First American Insurance Portfolios or contact First American Investor Services at 800.677.FUND.

          We appreciate your investment with First American Insurance
          Portfolios.

          Sincerely,


          /s/ Virginia L. Stringer            /s/ Thomas S. Schreier, Jr.

          VIRGINIA L. STRINGER                THOMAS S. SCHREIER, JR.
          CHAIRPERSON OF THE BOARD            PRESIDENT
          FIRST AMERICAN INSURANCE            FIRST AMERICAN INSURANCE
           PORTFOLIOS, INC.                    PORTFOLIOS, INC.

CORPORATE BOND

Investment Objective: HIGH CURRENT INCOME CONSISTENT WITH PRUDENT RISK TO
CAPITAL

The First American Corporate Bond Portfolio-Class IA shares (the "Portfolio") returned 8.28% (Class IB shares returned 8.04%) for the year ended December 31, 2003. By comparison, the Portfolio's benchmark, the Merrill Lynch BBB-A U.S. Corporate Index*, returned 8.88%.

As the year began, generally the Portfolio was positioned to benefit from a continued modest expansion of the economy. The past year was characterized by stable to modestly rising interest rates, an improvement in equity valuations driven by stronger earnings, improving credit fundamentals, and a general shift in investor attitude toward owning less-liquid, fixed-income assets.

In looking for opportunities in fixed-income securities, portfolio managers pay particular attention to yields and yield spreads (the difference between yields of various types of bonds, relative to Treasuries). Corporate bond yield spreads had reached historically wide levels when compared to Treasuries in the fourth quarter of 2002 as the telecommunications meltdown, significant credit rating downgrades, and corporate governance misdeeds caused bond prices to fall. In contrast, throughout 2003, yield spreads to Treasuries have narrowed in an environment with prospects for stronger growth as well as strong market technicals (such as moderate issuance, strengthening liquidity, and positive investor sentiment). These factors compressed spreads to the tightest level in the past five years, leading to strong absolute and relative returns for intermediate investment-grade corporate bonds (bonds with maturities between three and 10 years that are rated BBB or better), in which the Portfolio invests.

In line with our improving economic outlook, the Portfolio maintained a significant overweighting in sectors and securities that had higher-than-average yield spreads relative to Treasuries (such as telecommunications, electric utilities, and cable/media). In an improving economy, sectors and securities with higher-than-average spread differentials should outperform sectors and securities with below-average spread differentials. As anticipated, the market did strengthen and these sectors and securities outperformed other sectors and securities.

Average credit quality was targeted at A-/ BBB+, which is in line with the benchmark. Additionally, just under 10% of the Portfolio was allocated to less-than-investment-grade holdings with the vast majority of these holdings in the top tier of BB-rated names. The Portfolio's quality profile helped performance as BBB-rated bonds exceeded returns on A-rated bonds. High-yield exposure boosted performance as junk bonds turned in the strongest returns of any domestic fixed-income sector. However, the performance contribution from this high-yield exposure was dampened because the BB-rated bonds, emphasized by the Portfolio, were outperformed by lower-rated bonds.

The Portfolio had selective exposure to less-liquid issues that offered attractive spreads compared to more-liquid securities. As investor sentiment improved, spreads on these securities narrowed, benefiting the Portfolio. Telecommunications, electric utilities, and cable/media sectors were overweighted. These sectors benefited from the turnaround in market conditions, as well as their generally improving credit measures. The Portfolio's holdings of subordinated capital securities in the finance sector also bolstered performance while holdings of government securities detracted from performance.

ANNUALIZED PERFORMANCE(1) as of December 31, 2003

                                                                                  SINCE INCEPTION(3)
                                                                              --------------------------
                                                   1 YEAR          5 YEARS       1/3/1997     12/17/2001
Class IA                                              8.28%            --             --           7.37%
-------------------------------------------------------------------------------------------------------
Class IB                                              8.04%          5.74%          5.10%            --
-------------------------------------------------------------------------------------------------------
Merrill Lynch BBB-A U.S. Corporate Index(2)           8.88%          7.15%          7.87%          9.24%

VALUE OF A $10,000 INVESTMENT(1) as of December 31, 2003

                                                                CLASS IA       CLASS IB
----------------------------------------------------------------------------------------
First American Corporate Bond Portfolio, Class IA              $   11,559
----------------------------------------------------------------------------------------
First American Corporate Bond Portfolio, Class IB                             $   14,161
----------------------------------------------------------------------------------------
Merrill Lynch BBB-A U.S. Corporate Index(2)                    $   11,932     $   16,882
----------------------------------------------------------------------------------------

[CHART]

               FIRST AMERICAN CORPORATE        MERRILL LYNCH BBB-A
               BOND PORTFOLIO, CLASS IA        U.S. CORPORATE INDEX(2)
12/2001                        $ 10,000                       $ 10,000
12/2002                        $ 10,676                       $ 10,961
12/2003                        $ 11,559                       $ 11,932

[CHART]

               FIRST AMERICAN CORPORATE        MERRILL LYNCH BBB-A
               BOND PORTFOLIO, CLASS IB        U.S. CORPORATE INDEX(2)
1/1997                         $ 10,000                       $ 10,000
12/1997                        $ 10,872                       $ 11,019
12/1998                        $ 10,712                       $ 11,955
12/1999                        $ 10,205                       $ 11,748
12/2000                        $ 11,416                       $ 12,775
12/2001                        $ 12,358                       $ 14,149
12/2002                        $ 13,108                       $ 15,509
12/2003                        $ 14,161                       $ 16,882

  * Unlike investment portfolios, index returns do not reflect any expenses, transaction costs, or cash flow effects.

(1) Past performance does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, performance would be reduced. Contract charges are not reflected in the Portfolio's performance. If these contract charges had been included, performance would be reduced.

     A significant portion of the portfolio may consist of lower-rated debt obligations, which are commonly called "high-yield" securities or "junk bonds." High-yield securities generally have more volatile prices and carry more risk to principal than investment-grade securities. The Portfolio may also invest in foreign securities. International investing involves risks not typically associated with domestic investing, including risks of adverse currency fluctuations, potential political and economic instability, different accounting standards, limited liquidity, and volatile prices. Index is for illustrative purposes only and is not available for investment.

     Class IB shares pay an annual distribution or "12b-1" fee of up to 0.25% of the average daily net assets of Class IB shares. These fees are paid to the Portfolio's distributor to pay for expenses incurred in connection with distributing Class IB shares, including payments by the distributor to insurance companies whose separate accounts invest in the Portfolio. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class IB shares and may cost you more than paying other types of sales charges.

     On December 17, 2001, the Corporate Bond Portfolio became the successor by merger to the Ohio National Strategic Income Portfolio, a portfolio of Ohio National Fund, Inc. Prior to the merger, the First American portfolio had no assets or liabilities. Performance prior to December 17, 2001, is that of the Ohio National Strategic Income Portfolio.

(2) The Merrill Lynch BBB-A U.S. Corporate Index is an unmanaged index comprised of fixed-rate, dollar-denominated, U.S. corporate securities with at least one year to final maturity. Securities must be rated BBB or A based on a composite of Moody's and Standard & Poor's ratings. Issues below $150 million and Rule 144A securities are excluded from the index.

(3) The performance since inception for the index is calculated from the month-end following the inception of the class.

Please refer to the Schedule of Investments for complete holdings information. Portfolio holdings and sector weightings are subject to change at any time.

EQUITY INCOME

Investment Objective: LONG-TERM GROWTH OF CAPITAL AND INCOME


The First American Equity Income Portfolio-Class IA shares (the "Portfolio") returned 27.05% (Class IB shares returned 26.67%) for the year ended December 31, 2003. By comparison, the Portfolio's benchmark, the S&P 500 Composite Index*, returned 28.68%.

During the year, investor expectations shifted from the fear of possible deflation and a double-dip recession at the beginning of the period to the realization of a meaningful economic recovery in progress by year-end. The Portfolio benefited from anticipation of this change in perception and was positioned for an economic recovery. However, the Portfolio's performance is generally expected to lag the benchmark during a strongly rising stock market (and hold up better during a falling stock market) because the Portfolio invests primarily in dividend-paying stocks, which typically behave in that fashion.

The Portfolio benefited from increased exposure to the technology sector during the year. Standout performers included SAP, Lucent Technology convertible preferred stock, Qualcomm, Hewlett-Packard, IBM, Intel, Texas Instruments, and Electronic Data Systems. Strong performers in the industrials sector included Caterpillar and Ingersoll-Rand. The Portfolio's significant holdings in market-sensitive companies within the financials sector enhanced performance, with strong contributions from Merrill Lynch, JP Morgan, Legg Mason, American Express, and Morgan Stanley. Maintaining an underexposed position relative to the Portfolio's benchmark in the consumer staples and healthcare sectors aided Portfolio results as performance by these two sectors significantly lagged that of the general market.

The Portfolio's modest underweighting in the technology sector relative to the Portfolio's benchmark hurt results, as this was the strongest performing sector during the period. The Portfolio is typically underweight in this sector because most technology companies pay little or no current dividends. The Portfolio's modestly overweight position in the energy sector also hurt performance as this sector lagged the benchmark during the year. The main detractors in this sector were Amerada Hess, Royal Dutch, and British Petroleum. Additionally, stock selection in the consumer staples sector hurt results, with particularly poor performance from Newell Rubbermaid, General Mills, and Kraft.

ANNUALIZED PERFORMANCE(1) as of December 31, 2003

                                                                                  SINCE INCEPTION(3)
                                                                              --------------------------
                                                    1 YEAR         5 YEARS        7/1/1997     12/17/2001
Class IA                                             27.05%          3.55%           6.07%            --
--------------------------------------------------------------------------------------------------------
Class IB                                             26.67%            --              --           3.39%
--------------------------------------------------------------------------------------------------------
S&P 500 Composite Index(2)                           28.68%         (0.57%)          3.92%          0.12%
--------------------------------------------------------------------------------------------------------

VALUE OF A $10,000 INVESTMENT(1) as of December 31, 2003

                                                                CLASS IA        CLASS IB
-----------------------------------------------------------------------------------------
First American Equity Income Portfolio, Class IA               $   14,671
-----------------------------------------------------------------------------------------
First American Equity Income Portfolio, Class IB                               $   10,704
-----------------------------------------------------------------------------------------
S&P 500 Composite Index(2)                                     $   12,799      $   10,024
-----------------------------------------------------------------------------------------

[CHART]

               FIRST AMERICAN EQUITY           S&P 500
               INCOME PORTFOLIO, CLASS IA      COMPOSITE INDEX(2)
 7/1997                          $ 10,000                $ 10,000
12/1997                          $ 11,269                $ 10,243
12/1998                          $ 12,323                $ 13,168
12/1999                          $ 12,632                $ 15,938
12/2000                          $ 14,481                $ 14,487
12/2001                          $ 13,931                $ 12,765
12/2002                          $ 11,548                $  9,946
12/2003                          $ 14,671                $ 12,799

[CHART]

               FIRST AMERICAN EQUITY           S&P 500
               INCOME PORTFOLIO, CLASS IB      COMPOSITE INDEX(2)
12/2001                          $ 10,000                $ 10,000
12/2002                          $  8,450                $  7,790
12/2003                          $ 10,704                $ 10,024

  * Unlike investment portfolios, index returns do not reflect any expenses, transaction costs, or cash flow effects.

(1) Past performance does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, performance would be reduced. Contract charges are not reflected in the Portfolio's performance. If these contract charges had been included, performance would be reduced. Index is for illustrative purposes only and is not available for investment.

     Class IB shares pay an annual distribution or "12b-1" fee of up to 0.25% of the average daily net assets of Class IB shares. These fees are paid to the Portfolio's distributor to pay for expenses incurred in connection with distributing Class IB shares, including payments by the distributor to insurance companies whose separate accounts invest in the Portfolio. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class IB shares and may cost you more than paying other types of sales charges.

     On December 17, 2001, the First American Equity Income Portfolio became the successor by merger to the Firstar Equity Income Portfolio, a series of Met Investors Series Trust, Inc. Prior to the merger, the First American portfolio had no assets or liabilities. Performance prior to December 17, 2001, is that of the Firstar Equity Income Portfolio.

(2) The S&P 500 Composite Index is an unmanaged index of large-capitalization stocks.

(3) The performance since inception for the index is calculated from the month-end following the inception of the class.

Please refer to the Schedule of Investments for complete holdings information. Portfolio holdings and sector weightings are subject to change at any time.

INTERNATIONAL

Investment Objective: LONG-TERM GROWTH OF CAPITAL


The First American International Portfolio-Class IA shares (the "Portfolio") returned 37.54% (Class IB shares returned 36.78%) for the year ended December 31, 2003. By comparison, the Portfolio's benchmark, the MSCI EAFE Index*, returned 39.17%.

The Portfolio was positioned to benefit from anticipated economic and earnings growth during the year ended December 31, 2003. To take advantage of this conviction, the Portfolio took an overweight position relative to its benchmark in the Asian markets, as well as in the industrials and consumer discretionary sectors. Unfortunately, these economic and market conditions did not develop until midway through the second quarter of 2003, detracting from performance relative to the Portfolio's benchmark for the overall year.

The Portfolio seeks to hold positions in securities that provide steady, sustainable earnings growth rates and that sell at a multiple lower than the average for that growth rate in the local market. While the managers of the Portfolio remained focused on the growth prospects of companies in 2004 and beyond, the market was preoccupied with shorter-term issues. Until the second quarter of 2003, investor confidence in growth-oriented companies and the quality of their longer-term earnings estimates was compromised by weak economic growth, tension in Iraq, banking and deflation concerns in Japan, Severe Acute Respiratory Syndrome (SARS) in China and Southeast Asia, and higher oil prices. However, in the last two quarters of the year, general global stability increased and corporate earnings began to expand and exceed expectations. This environment was more favorable to the strategy of the Portfolio, providing better results for the second half of the year.

The Portfolio's underperformance for the year relative to its benchmark can also be attributed to stock selection in Europe, specifically in the European consumer discretionary sector (media, retailing, automobiles and components, and consumer durables and apparel), as continental European growth was quite slow. The Portfolio's Japanese financials sector exposure also diminished results. These disappointments were largely offset, however, by good relative returns from the Portfolio's exposures to the emerging markets, to the European financials sector, and to the Japanese consumer discretionary, industrials, and information technology groups, which posted strong returns in the last two quarters of the year.

ANNUALIZED PERFORMANCE(1) as of December 31, 2003

                                                                   SINCE INCEPTION(3)
                                                              ----------------------------
                                                     1 YEAR       4/28/2000      9/28/2001
Class IA                                             37.54%         (9.99%)            --
-----------------------------------------------------------------------------------------
Class IB                                             36.78%            --            6.87%
-----------------------------------------------------------------------------------------
MSCI EAFE Index(2)                                   39.17%         (4.63%)         10.62%
-----------------------------------------------------------------------------------------

VALUE OF A $10,000 INVESTMENT(1) as of December 31, 2003

                                                                CLASS IA        CLASS IB
-----------------------------------------------------------------------------------------
First American International Portfolio, Class IA               $    6,791
-----------------------------------------------------------------------------------------
First American International Portfolio, Class IB                               $   11,619
-----------------------------------------------------------------------------------------
MSCI EAFE Index(2)                                             $    8,402      $   12,557
-----------------------------------------------------------------------------------------

[CHART]

               FIRST AMERICAN INTERNATIONAL
               PORTFOLIO, CLASS IA             MSCI EAFE INDEX(2)
4/2000                             $ 10,000              $ 10,000
12/2000                            $  8,090              $  9,085
12/2001                            $  6,106              $  7,158
12/2002                            $  4,937              $  6,038
12/2003                            $  6,791              $  8,402

[CHART]

               FIRST AMERICAN INTERNATIONAL
               PORTFOLIO, CLASS IB             MSCI EAFE INDEX(2)
9/2001                             $ 10,000              $ 10,000
12/2001                            $ 10,579              $ 10,697
12/2002                            $  8,495              $  9,023
12/2003                            $ 11,619              $ 12,557

  * Unlike investment portfolios, index returns do not reflect any expenses, transaction costs, or cash flow effects.

(1) Past performance does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, performance would be reduced. Contract charges are not reflected in the Portfolio's performance. If these contract charges had been included, performance would be reduced. Index is for illustrative purposes only and is not available for investment.

     International investing involves risks not typically associated with domestic investing, including risks of adverse currency fluctuations, potential political and economic instability, different accounting standards, foreign government regulations, currency exchange rates, limited liquidity, and volatile prices.

     Class IB shares pay an annual distribution or "12b-1" fee of up to 0.25% of the average daily net assets of Class IB shares. These fees are paid to the Portfolio's distributor to pay for expenses incurred in connection with distributing Class IB shares, including payments by the distributor to insurance companies whose separate accounts invest in the Portfolio. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class IB shares and may cost you more than paying other types of sales charges.

     On July 1, 2001, Clay Finlay, Inc. was hired as subadvisor to manage the Portfolio's assets.

(2) The MSCI EAFE (Morgan Stanley Capital International, Europe, Australasia, Far East) Index is an unmanaged index including approximately 1,000 companies representing the stock markets of 21 countries in Europe, Australasia, and the Far East.

(3) The performance since inception for the index is calculated from the month-end following the inception of the class.

Please refer to the Schedule of Investments for complete holdings information. Portfolio holdings and sector weightings are subject to change at any time.

LARGE CAP GROWTH

Investment Objective: LONG-TERM GROWTH OF CAPITAL


The First American Large Cap Growth Portfolio-Class IA shares (the "Portfolio") returned 23.27% (Class IB shares returned 22.94%) for the year ended December 31, 2003. By comparison, the Portfolio's benchmark, the Russell 1000 Growth Index*, returned 29.75%.

During the year ended December 31, 2003, investors operated within a recovering environment. Although the war in Iraq temporarily interrupted the recovery, investors enjoyed strong equity market returns as corporate profits and the economy improved. The First American Large Cap Growth Portfolio was no exception as it produced solid absolute returns.

The Portfolio's underweight position in the technology sector, the best performing sector during the year, and its overweight position in the financial sector were the primary drivers of underperformance relative to the Portfolio's benchmark. The Portfolio also underperformed because it placed an emphasis on larger market capitalization companies relative to the Portfolio's benchmark.

Apart from the broad sector and market-cap themes, several individual stocks had an important impact on our relative performance during the past year. On the negative side, pharmaceuticals company Biovail, mobile phone supplier Nokia, and financial services firm MBNA detracted from performance. On the positive side, exploration and production company Apache, health care research and development company Gilead Sciences, and tobacco company Altria were the biggest contributors to performance.

ANNUALIZED PERFORMANCE(1) as of December 31, 2003

                                                                   SINCE INCEPTION(3)
                                                              ----------------------------
                                                     1 YEAR       4/28/2000       5/3/2001
Class IA                                             23.27%        (17.44%)            --
------------------------------------------------------------------------------------------
Class IB                                             22.94%            --          (12.64%)
------------------------------------------------------------------------------------------
Russell 1000 Growth Index(2)                         29.75%        (14.36%)         (6.17%)

VALUE OF A $10,000 INVESTMENT(1) as of December 31, 2003

                                                                CLASS IA        CLASS IB
-----------------------------------------------------------------------------------------
First American Large Cap Growth Portfolio, Class IA            $    4,943
-----------------------------------------------------------------------------------------
First American Large Cap Growth Portfolio, Class IB                            $    6,976
-----------------------------------------------------------------------------------------
Russell 1000 Growth Index(2)                                   $    5,661      $    8,481
-----------------------------------------------------------------------------------------

[CHART]

               FIRST AMERICAN LARGE CAP        RUSSELL 1000
               GROWTH PORTFOLIO, CLASS IA      GROWTH INDEX(2)
4/2000                           $ 10,000             $ 10,000
12/2000                          $  8,222             $  7,603
12/2001                          $  5,706             $  6,051
12/2002                          $  4,010             $  4,363
12/2003                          $  4,943             $  5,661

[CHART]

               FIRST AMERICAN LARGE CAP        RUSSELL 1000
               GROWTH PORTFOLIO, CLASS IB      GROWTH INDEX(2)
5/2001                           $ 10,000             $ 10,000
12/2001                          $  8,121             $  9,064
12/2002                          $  5,674             $  6,537
12/2003                          $  6,976             $  8,481

  * Unlike investment portfolios, index returns do not reflect any expenses, transaction costs, or cash flow effects.

(1) Past performance does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, performance would be reduced. Contract charges are not reflected in the Portfolio's performance. If these contract charges had been included, performance would be reduced. Index is for illustrative purposes only and is not available for investment.

     Growth stocks are typically more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

     Class IB shares pay an annual distribution or "12b-1" fee of up to 0.25% of the average daily net assets of Class IB shares. These fees are paid to the Portfolio's distributor to pay for expenses incurred in connection with distributing Class IB shares, including payments by the distributor to insurance companies whose separate accounts invest in the Portfolio. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class IB shares and may cost you more than paying other types of sales charges.

(2) The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000 companies include the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

(3) The performance since inception for the index is calculated from the month-end following the inception of the class.

Please refer to the Schedule of Investments for complete holdings information. Portfolio holdings and sector weightings are subject to change at any time.

MID CAP GROWTH

Investment Objective: CAPITAL APPRECIATION


The First American Mid Cap Growth Portfolio-Class IA shares (the "Portfolio") returned 32.97% (Class IB shares returned 32.66%) for the year ended December 31, 2003. By comparison, the Portfolio's benchmark, the Russell Midcap Growth Index*, returned 42.71%.

The market's strong advance during the year ended December 31, 2003, was in direct response to an improving economic environment. This was particularly the case following the war in Iraq. The government passed tax concessions, and when combined with continued "cash-out" refinancing activity, the U.S. consumer had a dramatic increase in purchasing power. Increased consumer spending and a return of capital spending by corporations started to translate into higher corporate profits, and equities responded favorably.

The most significant factor in the Portfolio's underperformance, relative to the benchmark, was the Portfolio's underweight position in technology, the best performing equity sector during the year. Another sector that had a negative impact on performance was consumer discretionary. This negative impact was due to an overweight position in the media sector throughout the year, as well as poor stock selection within the sector. This included significant positions in Scholastic Corporation and Westwood One, which were both down for the year on disappointing fundamentals. Other companies in other sectors that detracted from performance were pharmaceuticals company Biovail Corp., retailer Abercrombie & Fitch Co., and the investment services firm Labranche.

On the positive side, there were a number of individual securities that contributed to performance across a number of sectors. In health care, solid fundamentals drove strong returns in Gilead Sciences, Express Scripts, and Omnicare. Other strong performers included Iron Mountain, Career Education, Everest Re, and InterActive Corporation.

ANNUALIZED PERFORMANCE(1) as of December 31, 2003

                                                                   SINCE INCEPTION(3)
                                                              ----------------------------
                                                     1 YEAR        1/4/2001       5/2/2001
Class IA                                             32.97%         (9.99%)            --
------------------------------------------------------------------------------------------
Class IB                                             32.66%            --           (8.57%)
------------------------------------------------------------------------------------------
Russell Midcap Growth Index(2)                       42.71%         (8.07%)         (1.93%)
------------------------------------------------------------------------------------------

VALUE OF A $10,000 INVESTMENT(1) as of December 31, 2003

                                                                CLASS IA        CLASS IB
-----------------------------------------------------------------------------------------
First American Mid Cap Growth Portfolio, Class IA              $    7,300
-----------------------------------------------------------------------------------------
First American Mid Cap Growth Portfolio, Class IB                              $    7,876
-----------------------------------------------------------------------------------------
Russell Midcap Growth Index(2)                                 $    7,825      $    9,510
-----------------------------------------------------------------------------------------

[CHART]

               FIRST AMERICAN MID CAP          RUSSELL MIDCAP
               GROWTH PORTFOLIO, CLASS IA      GROWTH INDEX(2)
1/2001                           $ 10,000             $ 10,000
12/2001                          $  7,760             $  7,553
12/2002                          $  5,490             $  5,483
12/2003                          $  7,300             $  7,825

[CHART]

               FIRST AMERICAN MID CAP          RUSSELL MIDCAP
               GROWTH PORTFOLIO, CLASS IB      GROWTH INDEX(2)
5/2001                           $ 10,000             $ 10,000
12/2001                          $  8,397             $  9,179
12/2002                          $  5,937             $  6,663
12/2003                          $  7,876             $  9,510

  * Unlike investment portfolios, index returns do not reflect any expenses, transaction costs, or cash flow effects.

(1) Past performance does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, performance would be reduced. Contract charges are not reflected in the Portfolio's performance. If these contract charges had been included, performance would be reduced. Index is for illustrative purposes only and is not available for investment.

     Stocks of mid-capitalization companies may be slightly less volatile than those of small-capitalization companies, but they still involve substantial risk and may be subject to more abrupt or erratic price fluctuations than large-capitalization companies. Growth stocks are typically more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

     Class IB shares pay an annual distribution or "12b-1" fee of up to 0.25% of the average daily net assets of Class IB shares. These fees are paid to the Portfolio's distributor to pay for expenses incurred in connection with distributing Class IB shares, including payments by the distributor to insurance companies whose separate accounts invest in the Portfolio. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class IB shares and may cost you more than paying other types of sales charges.

(2) The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. Russell 1000 companies include the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

(3) The performance since inception for the index is calculated from the month-end following the inception of the class.

Please refer to the Schedule of Investments for complete holdings information. Portfolio holdings and sector weightings are subject to change at any time.

SMALL CAP GROWTH

Investment Objective: GROWTH OF CAPITAL


The First American Small Cap Growth Portfolio-Class IA shares (the "Portfolio") returned 62.73% (Class IB shares returned 62.44%) for the year ended December 31, 2003. By comparison, the Portfolio's benchmark, the Russell 2000 Growth Index*, returned 48.54%.

After several years of a bear market, our outlook anticipated that fiscal stimulus and cheap valuations would combine to deliver positive investment returns. Therefore, the Portfolio was positioned to emphasize the technology and consumer discretionary sectors while limiting its relative exposure to more defensive sectors such as financials and health care. Our positioning proved successful, as the Portfolio outperformed its benchmark during the year ended December 31, 2003.

Throughout the course of the year, the Portfolio was skewed toward a smaller weighted average market capitalization relative to the Russell 2000 Growth Index. This proved to be the primary driver of outperformance relative to the Portfolio's benchmark. As the war in Iraq came to a close, the perceived risk within the stock market decreased, leading to an increase in the trading activity of smaller-cap stocks. The smallest of these stocks proved to be the largest beneficiaries of these events. Additionally, several of the Portfolio's small-cap holdings were involved in merger and acquisition activity as they represented solid growth opportunity at an attractive price. Acquirers paid significant premiums for these companies, adding further to the Portfolio's performance.

The Portfolio benefited from a consistent overweight position in the technology sector, specifically in the semiconductor and semiconductor capital equipment industries, which significantly outperformed the market. The largest individual contributors to performance included Wabash National Corporation, Applied Films Corporation, Select Medical Corporation, Asyst Technologies Inc., and United Surgical Partners International.

Our positions in the media and retail sectors had the largest negative impact on overall performance for the year. Individual positions with the largest negative contribution included 4 Kids Entertainment, Lifecore Biomedical, and Isolagen, Inc.

ANNUALIZED PERFORMANCE(1) as of December 31, 2003

                                                                   SINCE INCEPTION(3)
                                                              ----------------------------
                                                     1 YEAR        1/4/2001      9/28/2001
Class IA                                             62.73%         (1.63%)            --
------------------------------------------------------------------------------------------
Class IB                                             62.44%            --           13.96%
------------------------------------------------------------------------------------------
Russell 2000 Growth Index(2)                         48.54%         (4.67%)         12.62%
------------------------------------------------------------------------------------------

VALUE OF A $10,000 INVESTMENT(1) as of December 31, 2003

                                                                CLASS IA        CLASS IB
-----------------------------------------------------------------------------------------
First American Small Cap Growth Portfolio, Class IA            $    9,520
-----------------------------------------------------------------------------------------
First American Small Cap Growth Portfolio, Class IB                            $   13,433
-----------------------------------------------------------------------------------------
Russell 2000 Growth Index(2)                                   $    8,699      $   13,070
-----------------------------------------------------------------------------------------

[CHART]

               FIRST AMERICAN SMALL CAP        RUSSELL 2000
               GROWTH PORTFOLIO, CLASS IA      GROWTH INDEX(2)
1/2001                           $ 10,000             $ 10,000
12/2001                          $  8,350             $  8,397
12/2002                          $  5,850             $  5,856
12/2003                          $  9,520             $  8,699

[CHART]

               FIRST AMERICAN SMALL CAP        RUSSELL 2000
               GROWTH PORTFOLIO, CLASS IB      GROWTH INDEX(2)
9/2001                           $ 10,000            $ 10,000
12/2001                          $ 11,844            $ 12,617
12/2002                          $  8,270            $  8,799
12/2003                          $ 13,433            $ 13,070

  * Unlike investment portfolios, index returns do not reflect any expenses, transaction costs, or cash flow effects.

(1) Past performance does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, performance would be reduced. Contract charges are not reflected in the Portfolio's performance. If these contract charges had been included, performance would be reduced. Index is for illustrative purposes only and is not available for investment.

     Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater volatility than stocks of larger companies and they may be expected to do so in the future. Growth stocks are typically more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

     Class IB shares pay an annual distribution or "12b-1" fee of up to 0.25% of the average daily net assets of Class IB shares. These fees are paid to the Portfolio's distributor to pay for expenses incurred in connection with distributing Class IB shares, including payments by the distributor to insurance companies whose separate accounts invest in the Portfolio. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class IB shares and may cost you more than paying other types of sales charges.

(2) The Russell Midcap Growth Index is an unmanaged index that measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

(3) The performance since inception for the index is calculated from the month-end following the inception of the class.

Please refer to the Schedule of Investments for complete holdings information. Portfolio holdings and sector weightings are subject to change at any time.

TECHNOLOGY

Investment Objective: LONG-TERM GROWTH OF CAPITAL


The First American Technology Portfolio-Class IA shares (the "Portfolio") returned 53.70% (Class IB shares returned 53.13%) for the year ended December 31, 2003. By comparison, the Portfolio's benchmark, the Merrill Lynch 100 Technology Index*, returned 68.84%.

Economic and market conditions were generally positive during the year ended December 31, 2003. Given that the recession ended two years ago and that inventories of technology components and production equipment were generally low, modest economic growth during the year had a significant impact on the profitability of many technology companies. However, anticipation of higher-than-normal technology profitability, reminiscent of the "bubble" period in the late 1990s, caused more volatile, lower-quality stocks to appreciate more rapidly than technology companies with proven business models and sustainable cash flows, such as those in which the Portfolio seeks to invest. This was the primary reason for the Portfolio's underperformance relative to its benchmark during 2003.

The Portfolio seeks to hold positions in companies that exhibit positive cash flow, a strong competitive position, strong and ongoing relationships with customers, above-average growth in revenues, and a sound balance sheet. Investments that met these requirements, and outperformed the benchmark, include Amkor, Radware, Altiris, ATI Technologies, and Avaya. However, these solid performers were offset by underperforming holdings in Monolithic Systems and Borland.

The Portfolio benefited from its consistent underweight position in telecommunications equipment companies, which were relative underperformers during the year. It is worth noting, however, that many of the Internet stocks (e.g., Amazon.com, Yahoo, and eBay) that are in the Portfolio's benchmark, but which the Portfolio either owned briefly or not at all, were among the benchmark's best performers for the year, contributing to the Portfolio's underperformance relative to its benchmark.

ANNUALIZED PERFORMANCE(1) as of December 31, 2003

                                                                   SINCE INCEPTION(3)
                                                              ----------------------------
                                                     1 YEAR       4/28/2000      9/28/2001
Class IA                                             53.70%        (32.21%)            --
-----------------------------------------------------------------------------------------
Class IB                                             53.13%            --           10.89%
-----------------------------------------------------------------------------------------
Merrill Lynch 100 Technology Index(2)                68.84%        (22.80%)         15.88%
-----------------------------------------------------------------------------------------

VALUE OF A $10,000 INVESTMENT(1) as of December 31, 2003

                                                                CLASS IA        CLASS IB
-----------------------------------------------------------------------------------------
First American Technology Portfolio, Class IA                  $    2,394
-----------------------------------------------------------------------------------------
First American Technology Portfolio, Class IB                                  $   12,629
-----------------------------------------------------------------------------------------
Merrill Lynch 100 Technology Index(2)                          $    3,868      $   13,935
-----------------------------------------------------------------------------------------

[CHART]

               FIRST AMERICAN TECHNOLOGY       MERRILL LYNCH 100
               PORTFOLIO, CLASS IA             TECHNOLOGY INDEX(2)
4/2000                          $ 10,000                  $ 10,000
12/2000                         $  5,567                  $  5,811
12/2001                         $  2,692                  $  3,919
12/2002                         $  1,558                  $  2,294
12/2003                         $  2,394                  $  3,868

[CHART]

               FIRST AMERICAN TECHNOLOGY       MERRILL LYNCH 100
               PORTFOLIO, CLASS IB             TECHNOLOGY INDEX(2)
9/2001                          $ 10,000                  $ 10,000
12/2001                         $ 14,737                  $ 14,119
12/2002                         $  8,247                  $  8,265
12/2003                         $ 12,629                  $ 13,935

  * Unlike investment portfolios, index returns do not reflect any expenses, transaction costs, or cash flow effects.

(1) Past performance does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, performance would be reduced. Contract charges are not reflected in the Portfolio's performance. If these contract charges had been included, performance would be reduced. Index is for illustrative purposes only and is not available for investment.

     Sector portfolios, such as the First American Technology Portfolio, are more vulnerable to price fluctuation as a result of events that may affect the industry in which they focus than are portfolios that invest in multiple industries. Share prices of sector portfolios also will fluctuate with changing market conditions, as will share prices of other stock portfolios. Sector portfolios should not be treated as a core investment; rather, their role is to round out the growth portion of a well-diversified investment portfolio.

     The Technology Portfolio's 2000 returns were higher due in part to its strategy of investing in IPOs and technology-related stocks in a period favorable for IPO investing. Of course, such favorable returns involve accepting the risk of volatility, and there is no assurance that the Portfolio's future investment in IPOs and technology stocks will have the same effect on performance as it had in 2000. Investments in the First American Technology Portfolio are more vulnerable to price fluctuation as a result of the narrow focus of technology investing and the fact that the products of companies in which the Portfolio invests may be subject to rapid obsolescence.

     Class IB shares pay an annual distribution or "12b-1" fee of up to 0.25% of the average daily net assets of Class IB shares. These fees are paid to the Portfolio's distributor to pay for expenses incurred in connection with distributing Class IB shares, including payments by the distributor to insurance companies whose separate accounts invest in the Portfolio. Because these fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in Class IB shares and may cost you more than paying other types of sales charges.

(2) The Merrill Lynch 100 Technology Index is an equally weighted index of the 100 largest technology companies, as measured by market capitalization.

(3) The performance since inception for the index is calculated from the month-end following the inception of the class.

Please refer to the Schedule of Investments for complete holdings information. Portfolio holdings and sector weightings are subject to change at any time.

                 (This page has been left blank intentionally.)

REPORT OF INDEPENDENT AUDITORS

  The Board of Directors and Shareholders First American Insurance Portfolios, Inc.

  We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the First American Insurance Portfolios, Inc. (comprised of the Corporate Bond, Equity Income, International, Large Cap Growth, Mid Cap Growth, Small Cap Growth and Technology Portfolios) (the "Portfolios") as of December 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, except as noted below. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Corporate Bond and Equity Income Portfolios for the periods presented through December 31, 2000, were audited by other auditors whose reports dated February 23, 2001, February 2, 2001, and February 4, 2000, expressed unqualified opinions on those financial highlights.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting First American Insurance Portfolios, Inc. as of December 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP


  Minneapolis, Minnesota
  January 30, 2004

SCHEDULE OF INVESTMENTS December 31, 2003

CORPORATE BOND PORTFOLIO

DESCRIPTION                                                          PAR         VALUE
--------------------------------------------------------------------------------------
CORPORATE BONDS - 89.6%
CONSUMER GOODS - 4.4%
Altria Group
   7.000%, 11/04/13                                          $    20,000   $    21,303
American Greetings
   6.100%, 08/01/28                                               15,000        15,300
Bottling Group
   5.000%, 11/15/13                                               20,000        20,096
Conagra Foods
   6.750%, 09/15/11                                               25,000        28,124
Delhaize America
   9.000%, 04/15/31                                               10,000        12,091
General Mills
   6.000%, 02/15/12                                               50,000        53,547
Kraft Foods
   6.250%, 06/01/12                                               40,000        43,430
Miller Brewing
   5.500%, 08/15/13 (a)                                            5,000         5,090
Toys R US
   7.875%, 04/15/13                                               15,000        16,088
                                                                           -----------
                                                                               215,069
                                                                           -----------
ENERGY - 3.8%
Amerada Hess
   6.650%, 08/15/11                                                5,000         5,380
   7.300%, 08/15/31                                               10,000        10,311
ConocoPhillips
   3.625%, 10/15/07                                               15,000        15,248
Halliburton
   5.500%, 10/15/10 (a)                                           35,000        36,504
Kinder Morgan
   6.500%, 09/01/12                                               20,000        22,044
Kinder Morgan Energy Partners
   7.300%, 08/15/33                                               10,000        11,360
Nexen
   5.050%, 11/20/13                                               20,000        19,743
Ocean Energy
   4.375%, 10/01/07                                               10,000        10,319
TGT Pipeline
   5.200%, 06/01/18 (a)                                           15,000        14,049
Valero Energy
   7.500%, 04/15/32                                               30,000        32,973
Williams
   7.750%, 06/15/31                                               10,000        10,350
                                                                           -----------
                                                                               188,281
                                                                           -----------
FINANCE - 39.5%
Abbey National Capital Trust,
 Callable 06/30/30 @ 100
   8.963%, 12/29/49 (b)                                           20,000        26,753
BB&T
   5.200%, 12/23/15                                               15,000        14,924
Bear Stearns
   7.800%, 08/15/07                                               50,000        57,586
Boeing Capital
   5.800%, 01/15/13                                               15,000        15,744
Capital One Bank
   6.500%, 06/13/13                                               15,000        15,791
CBA Capital Trust I,
 Callable 06/30/15 @ 100
   5.805%, 12/31/49 (a)                                           15,000        15,463
Citigroup
   5.625%, 08/27/12                                               30,000        31,629
Core Investment Grade Trust
   4.727%, 11/30/07                                          $   265,000   $   274,191
Countrywide Home Loans, Series K
   4.250%, 12/19/07                                               50,000        51,587
Credit Suisse First Boston
   5.875%, 08/01/06                                               50,000        53,912
   7.125%, 07/15/32                                               15,000        17,062
Ford Motor Credit
   6.500%, 01/25/07                                               50,000        53,256
   7.250%, 10/25/11                                               75,000        80,874
   7.000%, 10/01/13                                               50,000        52,558
General Electric Capital
   4.250%, 12/01/10                                               30,000        29,788
 Series A
   6.000%, 06/15/12                                               50,000        54,096
General Motors Acceptance
   6.125%, 08/28/07                                               90,000        96,221
   6.875%, 09/15/11                                               50,000        53,814
Goldman Sachs
   5.500%, 11/15/14                                               65,000        66,288
Highmark
   6.800%, 08/15/13 (a)                                           15,000        16,256
Household Finance
   4.625%, 01/15/08                                               75,000        78,051
HSBC Capital Funding,
 Callable 06/30/10 @ 100
   9.547%, 12/31/49 (a)                                           10,000        12,466
International Lease Finance
   4.500%, 05/01/08                                               30,000        30,957
J. P. Morgan
   5.750%, 01/02/13                                               50,000        52,624
John Deere Capital
   7.000%, 03/15/12                                               35,000        40,348
Key Bank
   7.000%, 02/01/11                                               20,000        22,755
Lehman Brothers Holdings
   4.000%, 01/22/08                                               50,000        50,890
   7.875%, 08/15/10                                               50,000        59,496
MBNA
   6.250%, 01/17/07                                               20,000        21,758
Morgan Stanley
   6.100%, 04/15/06                                               25,000        27,005
   6.799%, 06/15/12 (a)                                          145,000       161,814
NB Capital Trust IV,
 Callable 04/15/07 @ 103.85
   8.250%, 04/15/27                                               50,000        58,196
Newcourt Credit Group, Series B
   6.875%, 02/16/05                                               25,000        26,371
North Fork Bancorporation
   5.875%, 08/15/12                                               25,000        26,644
Popular North America
   3.875%, 10/01/08                                               30,000        29,944
Societe Generale, Callable 09/30/07 @ 100
   7.640%, 12/29/49 (a)                                           35,000        39,542
Washington Mutual
   4.000%, 01/15/09                                               45,000        44,695
Washington Mutual Finance
   6.250%, 05/15/06                                               20,000        21,701
Wells Fargo
   6.375%, 08/01/11                                               50,000        55,626
Zurich Capital Trust,
 Callable 06/01/07 @ 104.19
   8.376%, 06/01/37 (a)                                           15,000        17,256
                                                                           -----------
                                                                             1,955,932
                                                                           -----------

The accompanying notes are an integral part of the financial statements.

DESCRIPTION                                                          PAR         VALUE
--------------------------------------------------------------------------------------
MANUFACTURING - 9.8%
Alcan
   5.200%, 01/15/14                                          $    15,000   $    15,141
American Standard
   7.375%, 04/15/05                                               20,000        21,050
Case New Holland, Callable 08/01/07 @ 104.63
   9.250%, 08/01/11 (a)                                            5,000         5,600
Cooper Tire & Rubber
   8.000%, 12/15/19                                               20,000        22,666
DaimlerChrysler
   4.750%, 01/15/08                                               50,000        51,151
Dow Chemical
   6.000%, 10/01/12                                               10,000        10,571
Eastman Chemical
   6.300%, 11/15/18                                               20,000        20,176
Ford Motor
   7.450%, 07/16/31                                               30,000        30,062
General Motors
   8.375%, 07/15/33                                               50,000        56,930
Goodrich
   7.625%, 12/15/12                                               15,000        17,391
Hovnanian Enterprises
   6.500%, 01/15/14                                               10,000         9,900
L-3 Communications,
 Callable 07/15/08 @ 103.06
   6.125%, 07/15/13                                               10,000        10,025
Lockheed Martin
   8.500%, 12/01/29                                               20,000        26,043
Noranda
   6.000%, 10/15/15                                               25,000        25,618
Phelps Dodge
   8.750%, 06/01/11                                               15,000        18,075
Thermo Electron
   7.625%, 10/30/08                                               20,000        22,608
Tyco International Group
   6.000%, 11/15/13 (a)                                           20,000        20,632
Universal
   5.200%, 10/15/13                                               20,000        19,686
Weyerhaeuser
   6.125%, 03/15/07                                               50,000        54,147
Wyeth
   5.250%, 03/15/13                                               30,000        30,436
                                                                           -----------
                                                                               487,908
                                                                           -----------
REAL ESTATE - 3.5%
Boston Properties (REIT)
   6.250%, 01/15/13                                               15,000        16,070
EOP Operating
   7.750%, 11/15/07                                               25,000        28,450
Hospitality Properties (REIT),
 Callable 08/15/12 @ 100
   6.750%, 02/15/13                                               20,000        20,438
Post Apartment Homes
   6.850%, 03/16/15 (b)                                           25,000        25,766
Simon Property Group (REIT)
   7.750%, 01/20/11                                               50,000        57,506
Vornado Realty (REIT)
   5.625%, 06/15/07                                               25,000        26,145
                                                                           -----------
                                                                               174,375
                                                                           -----------
SERVICES - 10.2%
Allied Waste North America,
 Callable 04/15/08 @ 103.94
   7.875%, 04/15/13                                               10,000        10,825
AOL Time Warner
   6.125%, 04/15/06                                          $    20,000   $    21,509
   7.625%, 04/15/31                                               25,000        28,737
AT&T Broadband
   8.375%, 03/15/13                                               80,000        97,987
British Sky Broadcasting
   8.200%, 07/15/09                                               25,000        29,766
Cox Communications
   7.750%, 11/01/10                                               10,000        11,693
Federated Department Stores
   6.625%, 04/01/11                                               50,000        56,046
Hutchison Whampoa International
   7.450%, 11/24/33 (a)                                           15,000        15,341
Iron Mountain, Callable 01/15/08 @ 103.87
   7.750%, 01/15/15                                               10,000        10,525
Lenfest Communications
   8.375%, 11/01/05                                               25,000        27,607
Liberty Media
   3.500%, 09/25/06                                               10,000        10,043
Marsh & McLennan Companies
   7.125%, 06/15/09                                               25,000        28,715
Medco Health Solutions
   7.250%, 08/15/13                                               15,000        16,425
News America Holdings
   7.750%, 01/20/24                                               20,000        23,320
Starwood Hotels & Resorts Worldwide
   7.375%, 05/01/07                                               25,000        26,938
Univision Communications
   3.875%, 10/15/08                                               15,000        14,962
Viacom
   6.625%, 05/15/11                                               15,000        17,000
Wal-Mart Stores
   6.875%, 08/10/09                                               50,000        57,476
                                                                           -----------
                                                                               504,915
                                                                           -----------
TRANSPORTATION - 1.1%
Burlington Northern Santa Fe
   7.950%, 08/15/30                                               15,000        18,670
Continental Airlines, Series 2001-1, Class B
   7.033%, 06/15/11                                               12,938        11,256
Norfolk Southern
   7.800%, 05/15/27                                               10,000        11,915
Union Pacific
   3.625%, 06/01/10                                               15,000        14,309
                                                                           -----------
                                                                                56,150
                                                                           -----------
UTILITIES - 16.0%
Alliant Energy Resources
   9.750%, 01/15/13                                               15,000        19,255
American Electric Power
   5.250%, 06/01/15                                               15,000        14,676
AT&T
   8.050%, 11/15/11                                               15,000        17,148
   8.750%, 11/15/31                                               15,000        17,448
AT&T Wireless Services
   7.500%, 05/01/07                                               15,000        16,812
   8.750%, 03/01/31                                               25,000        30,701
British Telecom
   8.375%, 12/15/10                                               25,000        30,421
Centerpoint Energy
   6.850%, 06/01/15 (a)                                           15,000        15,347

DESCRIPTION                                                          PAR         VALUE
--------------------------------------------------------------------------------------
Centerpoint Energy Resources
   7.875%, 04/01/13 (a)                                      $    10,000   $    11,361
Citizens Communications
   7.625%, 08/15/08                                               10,000        11,002
Deutsche Telecom
   8.500%, 06/15/10                                               20,000        24,170
   8.750%, 06/15/30                                               15,000        19,048
DPL
   6.875%, 09/01/11                                               15,000        15,445
FirstEnergy,
 Series A
   5.500%, 11/15/06                                               15,000        15,539
 Series B
   6.450%, 11/15/11                                               15,000        15,505
 Series C
   7.375%, 11/15/31                                               15,000        15,308
FPL Group Capital
   7.625%, 09/15/06                                               25,000        28,028
France Telecom
   9.250%, 03/01/11                                               25,000        29,987
   10.000%, 03/01/31                                              10,000        13,181
Marathon Oil
   6.800%, 03/15/32                                               20,000        21,442
Massey Energy, Callable 11/15/07 @ 103.31
   6.625%, 11/15/10 (a)                                           10,000        10,300
MidAmerican Energy Holdings
   5.875%, 10/01/12                                               10,000        10,462
Monongahela Power
   5.000%, 10/01/06                                               20,000        20,120
Nextel Communications,
 Callable 10/31/08 @ 103.44
   6.875%, 10/31/13                                               20,000        21,000
Northern State Power - Minnesota, Series B
   8.000%, 08/28/12                                               10,000        12,157
Ohio Power
   5.500%, 02/15/13                                               25,000        25,524
Oncor Electric Delivery
   6.375%, 01/15/15 (a)                                           25,000        26,817
Pepco Holdings
   6.450%, 08/15/12                                               20,000        21,691
Plains All American Pipeline
   5.625%, 12/15/13 (a)                                           15,000        15,076
PSEG Energy Holdings
   8.625%, 02/15/08                                               10,000        10,925
Qwest Capital Funding
   7.750%, 08/15/06                                               15,000        15,525
Southern Capital Funding, Series A
   5.300%, 02/01/07                                               10,000        10,642
Sprint Capital
   8.375%, 03/15/12                                               30,000        34,940
   6.875%, 11/15/28                                               25,000        24,113
Teco Energy
   7.200%, 05/01/11                                               10,000        10,407
Telus
   8.000%, 06/01/11                                               30,000        35,100
Verizon Global Funding
   7.250%, 12/01/10                                               15,000        17,234
   7.375%, 09/01/12                                               40,000        46,095
   7.750%, 12/01/30                                               20,000        23,350
Verizon Wireless
   5.375%, 12/15/06                                               20,000        21,326
                                                                           -----------
                                                                               794,628
                                                                           -----------

DESCRIPTION                                                   PAR/SHARES         VALUE
--------------------------------------------------------------------------------------
YANKEE - 1.3%
Pemex Project
   9.125%, 10/13/10                                          $    45,000   $    53,325
Pemex Project Funding Master Trust
   6.125%, 08/15/08                                               10,000        10,443
                                                                           -----------
                                                                                63,768
                                                                           -----------
TOTAL CORPORATE BONDS
   (Cost $4,283,579)                                                         4,441,026
                                                                           -----------
U.S. GOVERNMENT & AGENCY SECURITIES - 8.0%
U.S. AGENCY DEBENTURES - 2.5%
FNMA
   4.250%, 07/15/07                                              100,000       104,294
   5.250%, 08/01/12                                               20,000        20,503
                                                                           -----------
                                                                               124,797
                                                                           -----------
U.S. TREASURIES - 5.5%
U.S. Treasury Bond
   5.375%, 02/15/31                                               40,000        41,712
U.S. Treasury Notes
   1.625%, 03/31/05                                               50,000        50,180
   3.250%, 08/15/08                                               20,000        20,131
   3.375%, 11/15/08                                               45,000        45,373
   3.375%, 12/15/08                                               35,000        35,240
   4.250%, 11/15/13                                               80,000        79,950
                                                                           -----------
                                                                               272,586
                                                                           -----------
TOTAL U.S. GOVERNMENT & AGENCY SECURITIES
   (Cost $393,939)                                                             397,383
                                                                           -----------
PREFERRED STOCK - 0.3%
UNITED STATES - 0.3%
iStar Financial, Series G,
 Callable 12/19/08 @ 25 (REIT)                                       600        15,150
                                                                           -----------
TOTAL PREFERRED STOCK
   (Cost $15,000)                                                               15,150
                                                                           -----------
AFFILIATED MONEY MARKET FUND - 0.7%
First American Prime Obligations Fund, Cl Z (c)                   33,258        33,258
                                                                           -----------
TOTAL AFFILIATED MONEY MARKET FUND
   (Cost $33,258)                                                               33,258
                                                                           -----------
TOTAL INVESTMENTS - 98.6%
   (Cost $4,725,776)                                                         4,886,817
                                                                           -----------
OTHER ASSETS AND LIABILITIES, NET - 1.4%                                        70,797
                                                                           -----------
TOTAL NET ASSETS - 100.0%                                                  $ 4,957,614
                                                                           -----------

(a) Security sold within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional buyers." These securities have been determined to be liquid under the guidelines established by the Portfolios' board of directors. As of December 31, 2003, the value of these investments was $438,914 or 8.9% of total net assets.

(b) Variable Rate Security - The rate shown is the rate in effect as of December 31, 2003.

(c) This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this Portfolio. See note 3 in Notes to Financial Statements.

CI - Class
FNMA - Federal National Mortgage Association
REIT - Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

EQUITY INCOME PORTFOLIO

DESCRIPTION                                              SHARES            VALUE
--------------------------------------------------------------------------------
COMMON STOCKS - 95.2%
CONSUMER DISCRETIONARY - 7.9%
Gannett                                                   3,500   $      312,060
Home Depot                                                8,420          298,826
McDonald's                                                9,970          247,555
Omnicom Group                                             1,870          163,307
Starwood Hotels & Resorts Worldwide                       9,340          335,960
Target                                                    9,160          351,744
Wal-Mart Stores                                          10,090          535,274
Walt Disney                                               6,510          151,878
                                                                  --------------
                                                                       2,396,604
                                                                  --------------
CONSUMER STAPLES - 7.0%
Altria Group                                              7,680          417,946
Anheuser-Busch Companies                                  4,705          247,859
Coca-Cola                                                 8,330          422,747
General Mills                                             6,090          275,877
PepsiCo                                                   5,515          257,109
Procter & Gamble                                          2,630          262,684
Sara Lee                                                 10,960          237,942
                                                                  --------------
                                                                       2,122,164
                                                                  --------------
ENERGY - 7.1%
Baker Hughes                                              4,260          137,002
BP, ADR                                                   3,160          155,946
ChevronTexaco                                             3,710          320,507
ConocoPhillips                                            2,530          165,892
Exxon Mobil                                              18,300          750,300
Kerr-McGee                                                4,310          200,372
Royal Dutch Petroleum, ADR                                2,860          149,835
Schlumberger                                              4,490          245,693
                                                                  --------------
                                                                       2,125,547
                                                                  --------------
FINANCIALS - 25.2%
Alliance Capital Management Holding                       7,770          262,237
AMB Property (REIT)                                       5,670          186,430
American Express                                          5,100          245,973
American International Group                              4,360          288,981
Archstone-Smith Trust (REIT)                              3,100           86,738
Bank of America                                           7,200          579,096
Bank One                                                  5,280          240,715
Camden Property Trust (REIT)                              1,070           47,401
Chubb                                                     4,330          294,873
Citigroup                                                17,337          841,538
Crescent Real Estate (REIT)                               1,910           32,718
Duke Realty (REIT)                                        3,670          113,770
Equity Residential Properties Trust (REIT)                1,090           32,166
Fannie Mae                                                4,840          363,290
Freddie Mac                                               3,980          232,114
Goldman Sachs Group                                       1,550          153,031
Hartford Financial Services Group                         5,080          299,872
Healthcare Realty Trust (REIT)                            2,170           77,577
J. P. Morgan Chase                                        9,710          356,648
Kimco Realty (REIT)                                         890           39,828
Legg Mason                                                2,060          158,991
Manufactured Home Communities (REIT)                      2,300           86,595
Marsh & McLennan                                          5,040          241,366
Mellon Financial                                          8,640          277,430
Merrill Lynch & Company                                   5,010          293,837
Morgan Stanley                                            4,170          241,318
Northern Trust                                            3,470          161,077
Simon Property Group (REIT)                               2,580   $      119,557
SouthTrust                                                8,900          291,297
Wachovia                                                  6,840          318,676
Wells Fargo                                               5,290          311,528
Zions Bancorporation                                      5,460          334,862
                                                                  --------------
                                                                       7,611,530
                                                                  --------------
HEALTH CARE - 12.7%
Abbott Laboratories                                       5,950          277,270
Baxter International                                     11,035          336,788
Bristol-Myers Squibb                                      7,710          220,506
CIGNA                                                     3,560          204,700
Eli Lilly                                                 2,020          142,067
HCA                                                       4,330          186,017
Johnson & Johnson                                         8,350          431,361
McKesson HBOC                                             7,430          238,949
Medtronic                                                 3,130          152,149
Merck                                                     9,510          439,362
Pfizer                                                   27,463          970,268
Wyeth                                                     5,745          243,875
                                                                  --------------
                                                                       3,843,312
                                                                  --------------
INDUSTRIALS - 11.7%
3M                                                        3,660          311,210
Automatic Data Processing                                 5,400          213,894
Avery Dennison                                            3,130          175,343
Caterpillar                                               6,840          567,857
Emerson Electric                                          2,960          191,660
General Dynamics                                          3,340          301,903
General Electric                                         18,065          559,654
Honeywell International                                  12,162          406,576
Ingersoll-Rand, CI A                                      4,400          298,672
United Parcel Service, Cl B                               3,885          289,627
W.W. Grainger                                             4,200          199,038
                                                                  --------------
                                                                       3,515,434
                                                                  --------------
INFORMATION TECHNOLOGY - 10.6%
Hewlett-Packard                                          16,040          368,439
Intel                                                    21,610          695,842
International Business Machines                           6,725          623,273
Microsoft                                                37,500        1,032,750
SAP, ADR                                                  6,370          264,737
Texas Instruments                                         6,790          199,490
                                                                  --------------
                                                                       3,184,531
                                                                  --------------
MATERIALS - 5.5%
Alcoa                                                     4,310          163,780
Compass Minerals International*                           6,660           95,105
Dow Chemical                                              4,260          177,088
Du Pont                                                   6,180          283,600
Ecolab                                                    4,500          123,165
Praxair                                                  10,480          400,336
Temple-Inland                                             2,960          185,503
Weyerhaeuser                                              3,587          229,568
                                                                  --------------
                                                                       1,658,145
                                                                  --------------
TELECOMMUNICATION SERVICES - 4.0%
ALLTEL                                                    2,760          128,561
BellSouth                                                10,350          292,905
SBC Communications                                       14,480          377,494
Verizon Communications                                   11,211          393,282
                                                                  --------------
                                                                       1,192,242
                                                                  --------------

DESCRIPTION                                          SHARES/PAR            VALUE
--------------------------------------------------------------------------------
UTILITIES - 3.5%
Cinergy                                                   8,440   $      327,556
Cleco                                                    11,950          214,861
Duke Energy                                               9,140          186,913
Pinnacle West Capital                                     7,940          317,759
                                                                  --------------
                                                                       1,047,089
                                                                  --------------
TOTAL COMMON STOCKS
   (Cost $24,796,222)                                                 28,696,598
                                                                  --------------
CONVERTIBLE CORPORATE BONDS - 2.7%
Adelphia Communications
   6.000%, 02/15/06 (a)                            $    130,000           56,889
Charter Communications
   5.750%, 10/15/05                                     210,000          194,075
Corning
   0.000%, 11/08/15 (b)                                  56,000           43,006
Tower Automotive, Callable 01/01/04 @ 51.69
   6.750%, 06/30/18                                       3,580          103,372
Tribune
   2.000%, 05/15/29                                       5,200          422,500
                                                                  --------------
TOTAL CONVERTIBLE CORPORATE BONDS
   (Cost $876,325)                                                       819,842
                                                                  --------------
CORPORATE BOND - 0.8%
Nortel Networks
   6.125%, 02/15/06                                     237,000          240,555
                                                                  --------------
TOTAL CORPORATE BOND
   (Cost $200,441)                                                       240,555
                                                                  --------------
TOTAL INVESTMENTS - 98.7%
   (Cost $25,872,988)                                                 29,756,995
                                                                  --------------
OTHER ASSETS AND LIABILITIES, NET - 1.3%                                 388,533
                                                                  --------------
TOTAL NET ASSETS - 100.0%                                         $   30,145,528
                                                                  --------------

*    Non-income producing security
(a)  Security currently in default.
(b)  Principal only.
ADR - American Depositary Receipt
Cl - Class
REIT - Real Estate Investment Trust

INTERNATIONAL PORTFOLIO

DESCRIPTION                                              SHARES            VALUE
--------------------------------------------------------------------------------
FOREIGN COMMON STOCKS - 97.4%
AUSTRALIA - 5.1%
Macquarie Bank                                            1,045   $       27,998
Patrick Corporation                                       2,000           22,046
Publishing & Broadcasting                                 1,600           15,093
QBE Insurance Group                                       4,000           31,946
Wesfarmers                                                  800           15,967
Westfield Holdings                                        2,000           21,051
Woodside Petroleum                                        1,400           15,612
                                                                  --------------
                                                                         149,713
                                                                  --------------
AUSTRIA - 0.8%
Erste Bank Der Oesterreichischen Sparkassen                 200           24,715
                                                                  --------------
CHINA - 0.5%
CNOOC                                                     7,500           14,684
                                                                  --------------
FINLAND - 2.3%
Nokia Oyj                                                 4,000           69,172
                                                                  --------------
FRANCE - 15.3%
Axa                                                       1,000           21,405
BNP Paribas                                               1,100           69,263
Bouygues                                                  1,000           34,965
Carrefour                                                 1,100           60,383
France Telecom*                                           1,500           42,873
Groupe Danone                                               220           35,908
Pernod Ricard                                               200           22,238
Sanofi-Synthelabo                                           660           49,700
Schneider Electric                                          660           43,206
Total                                                       380           70,651
                                                                  --------------
                                                                         450,592
                                                                  --------------
GERMANY - 8.0%
Allianz                                                     150           18,939
Bayerische Motoren Werke (BMW)                              900           41,946
Deutsche Bank                                               500           41,562
Deutsche Boerse                                             800           43,895
Deutsche Telekom*                                         2,200           40,348
SAP                                                         150           25,316
Siemens                                                     300           24,142
                                                                  --------------
                                                                         236,148
                                                                  --------------
GREAT BRITAIN - 12.8%
AstraZeneca                                               1,000           47,976
BP                                                        2,900           23,517
GlaxoSmithKline                                           1,600           36,662
Pearson                                                   3,900           43,426
Reckitt Benckiser                                           900           20,365
Royal Bank of Scotland                                    1,460           43,020
Standard Chartered                                        3,600           59,451
Vodafone Group                                           41,000          101,654
                                                                  --------------
                                                                         376,071
                                                                  --------------
HONG KONG - 0.8%
Hutchison Whampoa                                         3,000           22,122
                                                                  --------------
INDIA - 0.6%
ICICI Bank, ADR                                           1,000           17,180
                                                                  --------------
IRELAND - 1.8%
Kerry Group, Cl A                                           600           11,125
Ryanair Holdings, ADR*                                      800           40,512
                                                                  --------------
                                                                          51,637
                                                                  --------------

The accompanying notes are an integral part of the financial statements.

DESCRIPTION                                              SHARES            VALUE
--------------------------------------------------------------------------------
ITALY - 6.3%
Autogrill*                                                1,600   $       22,886
Banco Popolare di Verona e Novara                         2,600           44,011
ENI                                                       3,500           66,044
UniCredito Italiano                                      10,000           53,986
                                                                  --------------
                                                                         186,927
                                                                  --------------
JAPAN - 25.8%
Advantest                                                   300           23,794
Arisawa Mfg. Co.                                            400           16,199
Bank of Yokohama                                          4,000           18,587
Eisai                                                       900           24,270
Fanuc                                                       500           29,952
Fast Retailing                                              600           36,447
Fuji Television Network                                       3           16,236
Fujitsu                                                   2,000           11,794
Funai Electric Co.                                          100           13,726
Honda Motor                                                 500           22,208
Keyence                                                     220           46,373
Konica                                                    3,500           47,061
Matsushita Electric Industrial                            1,000           13,829
Mitsubishi                                                4,000           42,400
Mitsubishi Tokyo Financial Group                              5           39,003
Nissan Motor                                              3,300           37,690
Nitto Denko                                                 400           21,275
Nomura Holdings                                           1,000           17,029
NTT DoCoMo                                                   14           31,744
OJI Paper                                                 4,000           25,828
Rohm                                                        300           35,159
Seiko Epson                                                 800           37,324
Sumitomo Metal Mining                                     3,000           22,254
Sumitomo Trust and Banking                                4,000           23,514
Takeda Chemical Industries                                  800           31,725
Toyoda Gosei Co.                                            700           20,183
Ushio                                                     2,000           33,200
Yamada Denki                                                600           20,155
                                                                  --------------
                                                                         758,959
                                                                  --------------
MEXICO - 1.4%
America Movil, Series L, ADR                                600           16,404
Cemex, ADR                                                1,000           26,200
                                                                  --------------
                                                                          42,604
                                                                  --------------
NETHERLANDS - 2.2%
Royal Dutch Petroleum                                       750           39,543
TPG                                                       1,100           25,766
                                                                  --------------
                                                                          65,309
                                                                  --------------
SINGAPORE - 1.8%
DBS Group Holdings                                        2,000           17,311
Venture Corporation                                       3,000           35,329
                                                                  --------------
                                                                          52,640
                                                                  --------------
SOUTH KOREA - 1.7%
POSCO, ADR                                                  600           20,382
Samsung Electronics, GDR                                    150           28,389
                                                                  --------------
                                                                          48,771
                                                                  --------------
SPAIN - 0.9%
Iberdrola                                                 1,400           27,672
                                                                  --------------
SWEDEN - 2.5%
Atlas Copco, Cl A                                           800           28,630
Securitas                                                 1,600           21,570
Skandinaviska Enskilda Banken                             1,600           23,571
                                                                  --------------
                                                                          73,771
                                                                  --------------
SWITZERLAND - 5.0%
Adecco                                                      380   $       24,427
Julius Baer Holding                                         120           40,461
Roche Holding                                               450           45,391
Zurich Financial Services                                   250           35,981
                                                                  --------------
                                                                         146,260
                                                                  --------------
TAIWAN - 0.7%
Compal Electronics, GDR                                   3,200           21,915
                                                                  --------------
THAILAND - 1.1%
Siam Commercial Bank Public Company*                     23,200           31,618
                                                                  --------------
TOTAL FOREIGN COMMON STOCKS
   (Cost $2,200,638)                                                   2,868,480
                                                                  --------------
INVESTMENTS PURCHASED WITH
 PROCEEDS FROM SECURITIES LENDING - 1.2%
State Street Navigator Securities
 Lending Prime Portfolio                                 34,969           34,969
                                                                  --------------
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS
   FROM SECURITIES LENDING
   (Cost $34,969)                                                         34,969
                                                                  --------------
TOTAL INVESTMENTS - 98.6%
   (Cost $2,235,607)                                                   2,903,449
                                                                  --------------
OTHER ASSETS AND LIABILITIES, NET - 1.4%                                  41,340
                                                                  --------------
TOTAL NET ASSETS - 100.0%                                           $  2,944,789
                                                                  --------------

* Non-income producing security
ADR - American Depositary Receipt
Cl - Class
GDR - Global Depositary Receipt

At December 31, 2003, sector diversification of the Portfolio was as follows:

                                                       % OF
                                                    NET ASSETS        VALUE
                                                   ------------   --------------
FOREIGN COMMON STOCKS
Automobiles & Components                                    4.1%  $      122,027
Banking                                                    17.2          505,691
Capital Goods                                               9.0          265,819
Commercial Services & Supplies                              1.6           45,997
Consumer Durables & Apparel                                 0.9           27,554
Diversified Financials                                      4.4          130,484
Energy                                                      7.8          230,050
Food & Staples - Retailing                                  2.4           71,659
Food, Beverage & Tobacco                                    2.0           58,146
Hotels, Restaurants & Leisure                               0.8           22,886
Household & Personal Products                               0.7           20,365
Insurance                                                   3.7          108,271
Materials                                                   3.6          105,938
Media                                                       2.5           74,755
Pharmaceuticals & Biotechnology                             8.0          235,724
Real Estate                                                 0.7           21,051
Retailing                                                   1.9           56,602
Semiconductors & Equipment                                  2.0           58,953
Software & Services                                         0.9           25,315
Technology Hardware & Equipment                            10.1          297,193
Telecommunication Services                                  9.1          267,988
Transportation                                              3.0           88,340
Utilities                                                   1.0           27,672
                                                   ------------   --------------
TOTAL FOREIGN COMMON STOCKS                                97.4        2,868,480
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM
   SECURITIES LENDING                                       1.2           34,969
                                                   ------------   --------------
TOTAL INVESTMENTS                                          98.6%  $    2,903,449
                                                   ============   ==============

LARGE CAP GROWTH PORTFOLIO

DESCRIPTION                                              SHARES            VALUE
--------------------------------------------------------------------------------
COMMON STOCKS - 98.1%
CONSUMER DISCRETIONARY - 14.1%
Best Buy                                                    120   $        6,269
Brinker International*                                      310           10,280
Clear Channel Communications                              1,010           47,298
Dollar General                                              990           20,780
Dollar Tree Stores*                                         770           23,146
eBay*                                                       220           14,210
Gannett                                                     260           23,182
Home Depot                                                1,910           67,786
International Game Technology                               450           16,065
Jones Apparel Group                                         600           21,138
Lowe's                                                      650           36,003
MGM MIRAGE*                                                 590           22,190
Omnicom Group                                               270           23,579
Target                                                    1,810           69,504
Tribune                                                     440           22,704
Wal-Mart Stores                                           1,770           93,898
Walt Disney                                               1,870           43,627
Westwood One*                                               660           22,579
Yum! Brands*                                                700           24,080
                                                                  --------------
                                                                         608,318
                                                                  --------------
CONSUMER STAPLES - 9.1%
Altria Group                                              1,340           72,923
Anheuser-Busch Companies                                    670           35,296
Clorox                                                      510           24,766
Coca-Cola                                                 2,160          109,620
Gillette                                                    600           22,038
PepsiCo                                                   1,130           52,681
Procter & Gamble                                            450           44,946
Sysco                                                       790           29,412
                                                                  --------------
                                                                         391,682
                                                                  --------------
ENERGY - 2.0%
Apache                                                      422           34,224
BJ Services*                                                670           24,053
Smith International*                                        690           28,649
                                                                  --------------
                                                                          86,926
                                                                  --------------
FINANCIALS - 9.6%
ACE                                                         430           17,811
American International Group                                725           48,053
Capital One Financial                                       410           25,129
Citigroup                                                   906           43,977
Fannie Mae                                                1,200           90,072
Freddie Mac                                                 460           26,827
Lehman Brothers Holdings                                    720           55,598
MBNA                                                      2,500           62,125
MGIC Investment                                             210           11,957
Radian Group                                                180            8,775
Wells Fargo                                                 380           22,378
                                                                  --------------
                                                                         412,702
                                                                  --------------
HEALTH CARE - 25.5%
Abbott Laboratories                                       3,030          141,198
Amgen*                                                    1,270           78,486
Boston Scientific*                                        1,130           41,539
Cardinal Health                                             360           22,018
Caremark Rx*                                              1,992           50,457
Forest Laboratories, Cl A*                                  290           17,922
Gilead Sciences*                                            480           27,907
HCA                                                         940           40,382
Johnson & Johnson                                         1,980   $      102,287
Medtronic                                                 1,420           69,026
Merck                                                       370           17,094
Pfizer                                                    8,366          295,571
St. Jude Medical*                                           350           21,472
Teva Pharmaceutical Industries, ADR                         380           21,550
UnitedHealth Group                                        1,240           72,216
Wyeth                                                     1,290           54,760
Zimmer Holdings*                                            391           27,526
                                                                  --------------
                                                                       1,101,411
                                                                  --------------
INDUSTRIALS - 7.1%
3M                                                          520           44,216
General Electric                                          6,670          206,637
United Technologies                                         580           54,967
                                                                  --------------
                                                                         305,820
                                                                  --------------
INFORMATION TECHNOLOGY - 30.7%
Accenture, Cl A*                                          1,710           45,007
Affiliated Computer Services, Cl A*                         430           23,418
Applied Materials*                                        1,680           37,716
Avaya*                                                    2,140           27,692
BMC Software*                                             1,170           21,820
Cadence Design Systems*                                     700           12,586
Cisco Systems*                                            5,780          140,396
Corning*                                                  1,520           15,854
Dell*                                                     2,470           83,881
EMC*                                                      3,030           39,148
First Data                                                  550           22,599
Flextronics International*                                1,530           22,705
Intel                                                     6,340          204,148
International Business Machines                           1,150          106,582
Intersil, Cl A                                              740           18,389
Maxim Integrated Products                                   520           25,896
Microsoft                                                 8,430          232,162
Nokia, ADR, Cl A                                          1,780           30,260
Novellus Systems*                                           290           12,194
Oracle*                                                   1,750           23,100
QUALCOMM                                                    680           36,672
Research In Motion*                                         240           16,039
Texas Instruments                                         2,220           65,224
UTStarcom*                                                  330           12,233
Xilinx*                                                     630           24,406
Yahoo!*                                                     490           22,097
                                                                  --------------
                                                                       1,322,224
                                                                  --------------
TOTAL COMMON STOCKS
   (Cost $3,756,532)                                                   4,229,083
                                                                  --------------
AFFILIATED MONEY MARKET FUND - 2.7%
First American Prime Obligations Fund,
  Cl Z (a)                                              116,166          116,166
                                                                  --------------
TOTAL AFFILIATED MONEY MARKET FUND
   (Cost $116,166)                                                       116,166
                                                                  --------------
TOTAL INVESTMENTS - 100.8%
   (Cost $3,872,698)                                                   4,345,249
                                                                  --------------
OTHER ASSETS AND LIABILITIES, NET - (0.8)%                               (32,836)
                                                                  --------------
TOTAL NET ASSETS - 100.0%                                         $    4,312,413
                                                                  --------------

*   Non-income producing security
(a) This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this Portfolio. See note 3 in Notes to Financial Statements.
ADR - American Depositary Receipt
Cl - Class

The accompanying notes are an integral part of the financial statements.

MID CAP GROWTH PORTFOLIO

DESCRIPTION                                              SHARES            VALUE
--------------------------------------------------------------------------------
COMMON STOCKS - 96.9%
CONSUMER DISCRETIONARY - 23.5%
99 Cents Only Stores*                                       270   $        7,355
Abercrombie & Fitch*                                        353            8,723
Autozone*                                                   210           17,894
Belo, Cl A                                                  790           22,389
Best Buy                                                    390           20,374
Brinker International*                                      600           19,896
CarMax*                                                     450           13,918
Claire's Stores                                             820           15,449
Cox Radio, Cl A*                                            560           14,129
Dollar Tree Stores*                                       1,170           35,170
Entercom Communications*                                    240           12,710
Family Dollar Stores                                        420           15,070
Hearst-Argyle Television, Cl A                              540           14,882
Hilton Hotels                                               890           15,246
International Game Technology                               360           12,852
Knight-Ridder                                               340           26,306
Leapfrog Enterprises, Cl A*                                 610           16,183
Lin TV, Cl A*                                             1,340           34,585
Marvel Enterprises*                                         610           17,785
Mattel                                                    1,780           34,301
MGM MIRAGE*                                                 360           13,540
Michaels Stores                                             650           28,730
P.F. Chang's China Bistro*                                  450           22,896
Panera Bread, Cl A*                                         260           10,278
Radio One, Cl D*                                            930           17,949
Reebok International                                      1,190           46,791
Ross Stores                                                 640           16,915
Staples*                                                    760           20,748
Station Casinos                                           1,610           49,314
Westwood One*                                             1,560           53,368
Yum! Brands*                                                580           19,952
                                                                  --------------
                                                                         675,698
                                                                  --------------
CONSUMER STAPLES - 1.1%
Bunge Limited                                               550           18,106
Clorox                                                      280           13,597
                                                                  --------------
                                                                          31,703
                                                                  --------------
ENERGY - 7.1%
Apache                                                      187           15,166
Arch Coal                                                   545           16,988
BJ Services*                                                820           29,438
FMC Technologies*                                           720           16,776
Grant Prideco*                                            1,584           20,624
Patterson-UTI Energy*                                       920           30,286
Pioneer Natural Resources*                                  840           26,821
Smith International*                                        450           18,684
Western Gas Resources                                       640           30,240
                                                                  --------------
                                                                         205,023
                                                                  --------------
FINANCIALS - 7.1%
A. G. Edwards                                               170            6,159
Ameritrade Holding*                                       2,120           29,828
Aspen Insurance Holdings*                                   110            2,729
Charter One Financial                                       560           19,348
Everest Re Group                                            290           24,534
Investors Financial Services                              1,830           70,290
MGIC Investment                                             370           21,068
Radian Group                                                630           30,713
                                                                  --------------
                                                                         204,669
                                                                  --------------
HEALTH CARE - 15.2%
AdvancePCS*                                                 180   $        9,479
Aetna                                                       230           15,543
Apogent Technologies*                                       580           13,363
Barr Laboratories*                                          255           19,622
Biogen Idec*                                                780           28,688
Caremark Rx*                                              2,020           51,167
Chiron*                                                     280           15,957
Community Health Systems*                                   320            8,506
Covance*                                                    870           23,316
Coventry Health Care*                                       370           23,861
Express Scripts*                                             30            1,993
Gilead Sciences*                                            450           26,163
Health Management Associates, Cl A                          330            7,920
MedImmune*                                                  780           19,812
Mylan Laboratories                                          600           15,156
Quest Diagnostics*                                          420           30,706
St. Jude Medical*                                           120            7,362
Teva Pharmaceutical Industries, ADR                         324           18,374
Triad Hospitals*                                            890           29,610
Universal Health Services                                   270           14,504
Varian Medical Systems*                                     330           22,803
Zimmer Holdings*                                            450           31,680
                                                                  --------------
                                                                         435,585
                                                                  --------------
INDUSTRIALS - 6.7%
AMR*                                                      1,110           14,375
ARAMARK, Cl B                                               810           22,210
Career Education*                                            40            1,603
D&B*                                                        300           15,213
Fastenal                                                    310           15,481
L-3 Communications Holdings*                                260           13,354
Northwest Airlines*                                       1,230           15,523
Republic Services                                         2,550           65,357
Roper Industries                                            240           11,822
Ryanair Holdings, ADR*                                      370           18,737
                                                                  --------------
                                                                         193,675
                                                                  --------------
INFORMATION TECHNOLOGY - 34.3%
Accenture, Cl A*                                          2,070           54,482
Adobe Systems                                               650           25,545
ADTRAN                                                      440           13,640
Advanced Micro Devices*                                     660            9,834
Affiliated Computer Services, Cl A*                         790           43,023
AMIS Holdings*                                              790           14,441
Andrew*                                                   1,080           12,431
ASML Holding*                                             1,150           23,058
Avaya*                                                    2,230           28,856
BMC Software*                                               910           16,972
Cabot Microelectronics*                                     770           37,730
Cadence Design Systems*                                     900           16,182
CDW                                                         890           51,406
Cognos*                                                     420           12,860
Corning*                                                  3,210           33,480
Cypress Semiconductor*                                      940           20,078
DoubleClick*                                              1,740           17,823
Entegris*                                                 1,420           18,247
Fairchild Semiconductor International, Cl A*              1,190           29,714
Fiserv*                                                   1,195           47,214
Foundry Networks*                                           920           25,171
Hyperion Solutions*                                         880           26,548

DESCRIPTION                                              SHARES            VALUE
--------------------------------------------------------------------------------
Intersil, Cl A                                            1,610   $       40,009
Intuit*                                                     840           44,444
KLA-Tencor*                                                 240           14,081
Lam Research*                                               720           23,256
Lexmark International, Cl A*                                280           22,019
National Semiconductor*                                     850           33,499
NCR*                                                        460           17,848
Novellus Systems*                                           390           16,400
Research In Motion*                                         900           60,147
SanDisk*                                                    150            9,171
Sanmina-SCI*                                              1,770           22,320
Take-Two Interactive Software*                            1,900           54,739
UTStarcom*                                                  470           17,423
ValueClick*                                               1,350           12,258
Vishay Intertechnology*                                     840           19,236
                                                                  --------------
                                                                         985,585
                                                                  --------------
MATERIALS - 1.9%
Freeport-McMoRan Copper & Gold, Cl B                        180            7,583
Pactiv*                                                   1,910           45,649
                                                                  --------------
                                                                          53,232
                                                                  --------------
TOTAL COMMON STOCKS
   (Cost $2,378,275)                                                   2,785,170
                                                                  --------------
AFFILIATED MONEY MARKET FUND - 3.8%
First American Prime Obligations Fund,
 Cl Z (a)                                               108,470          108,470
                                                                  --------------
TOTAL AFFILIATED MONEY MARKET FUND
   (Cost $108,470)                                                       108,470
                                                                  --------------
TOTAL INVESTMENTS - 100.7%
   (Cost $2,486,745)                                                   2,893,640
                                                                  --------------
OTHER ASSETS AND LIABILITIES, NET - (0.7)%                               (19,316)
                                                                  --------------
TOTAL NET ASSETS - 100.0%                                         $    2,874,324
                                                                  --------------

*   Non-income producing security
(a) This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this Portfolio. See note 3 in Notes to Financial Statements.
ADR - American Depositary Receipt
Cl - Class

SMALL CAP GROWTH PORTFOLIO

DESCRIPTION                                              SHARES            VALUE
--------------------------------------------------------------------------------
COMMON STOCKS - 93.7%
CONSUMER DISCRETIONARY - 19.0%
4Kids Entertainment                                       1,510   $       39,290
Alliance Atlantis Communications, Cl B*                   2,500           38,300
Alliance Gaming*                                            810           19,966
AnnTaylor Stores*                                           410           15,990
Champion Enterprises*                                     3,560           24,920
Champps Entertainment*                                    2,350           17,531
Cole National*                                              830           16,600
Cumulus Media*                                            1,580           34,760
Emmis Communications, Cl A*                               1,310           35,435
Guitar Center*                                              650           21,177
Integrated Alarm Services Group*                          1,930           16,405
Kirkland's*                                                 580           10,243
Landry's Restaurants                                      1,690           43,467
Linens 'n Things*                                           670           20,154
Men's Wearhouse*                                          1,710           42,767
Midway Games*                                             5,290           20,525
Mothers Work*                                             1,120           27,328
Multimedia Games*                                           510           20,961
Penn National Gaming*                                       410            9,463
Pinnacle Entertainment*                                     920            8,603
Ruby Tuesday                                              1,040           29,630
Saga Communications*                                        690           12,786
Scientific Games*                                         1,350           22,963
Sonic Automotive                                          1,120           25,670
Spanish Broadcasting System*                              7,530           79,065
Sports Authority*                                           500           19,200
Tommy Hilfiger*                                           1,270           18,809
Wet Seal, Cl A*                                           1,630           16,121
                                                                  --------------
                                                                         708,129
                                                                  --------------
ENERGY - 5.8%
Cal Dive International*                                     410            9,885
Comstock Resources*                                       1,850           35,705
Frontier Oil                                              1,140           19,631
Grey Wolf*                                                3,990           14,923
Horizon Offshore*                                         3,770           16,588
Quicksilver Resources*                                    1,050           33,915
Remington Oil & Gas*                                        620           12,208
Rowan*                                                      800           18,536
TETRA Technologies*                                       1,280           31,027
Unit*                                                       840           19,782
Varco International*                                        250            5,157
                                                                  --------------
                                                                         217,357
                                                                  --------------
FINANCIALS - 2.8%
Friedman, Billings, Ramsey Group*                         1,740           40,159
Harris & Harris Group                                     1,800           20,754
Local Financial*                                            860           17,922
Pacific Premier Bancorp*                                    790            8,761
Scottish Annuity & Life Holdings                            820           17,040
                                                                  --------------
                                                                         104,636
                                                                  --------------
HEALTH CARE - 13.4%
Advisory Board*                                             590           20,597
Amedisys (a) (b)*                                         1,680           23,965
AMERIGROUP*                                                 520           22,178
Angiotech Pharmaceuticals*                                  410           18,860
Bradley Pharmaceuticals*                                    620           15,767
CancerVax*                                                1,410           13,395

The accompanying notes are an integral part of the financial statements.

DESCRIPTION                                              SHARES            VALUE
--------------------------------------------------------------------------------
Covance*                                                    730   $       19,564
Encore Medical*                                           6,930           56,479
First Horizon Pharmaceutical*                             1,650           18,480
Hollis-Eden Pharmaceuticals*                                650            7,157
Inspire Pharmaceuticals*                                  2,940           41,630
Isolagen*                                                 4,630           25,928
LifeCell*                                                 3,100           19,251
Martek Biosciences*                                         440           28,587
Neurocrine Biosciences*                                     400           21,816
Noven Pharmaceuticals*                                    1,490           22,663
POZEN*                                                    2,540           25,908
Psychiatric Solutions                                     1,030           21,527
Select Medical*                                           1,960           31,909
United Surgical Partners International*                   1,330           44,528
                                                                  --------------
                                                                         500,189
                                                                  --------------
INDUSTRIALS - 18.9%
Aeroflex*                                                 3,570           41,733
Allied Waste Industries*                                  1,980           27,482
Applied Films*                                            4,040          133,401
Arbitron*                                                   280           11,682
Bennett Environmental*                                      690           14,255
Career Education*                                           300           12,021
Casella Waste Systems*                                    1,260           17,249
Central Freight Lines*                                      870           15,443
Corinthian Colleges*                                        250           13,890
Exult*                                                    5,900           42,008
Headwaters*                                               1,420           27,860
Innovo Group*                                             2,500            7,942
LKQ*                                                        580           10,411
Marten Transport*                                           675           10,382
Mesa Air Group*                                           3,840           48,077
Midwest Express Holdings (a) (b)*                         3,940           16,509
Navigant Consulting*                                      1,070           20,180
Northwest Airlines*                                       1,440           18,173
Pacer International*                                        380            7,684
Premcor*                                                    780           20,280
Swift Transportation Co.*                                 1,050           22,071
Terex*                                                      650           18,512
ValueClick*                                               4,293           38,980
Wabash National*                                          3,190           93,467
Werner Enterprises                                          800           15,592
                                                                  --------------
                                                                         705,284
                                                                  --------------
INFORMATION TECHNOLOGY - 27.6%
Arris Group*                                              7,400           53,576
Asyst Technologies*                                       3,280           56,908
AudioCodes*                                               2,960           30,902
BindView Development*                                     6,860           25,862
Captiva Software*                                         1,780           22,535
Centra Software*                                          3,990           15,761
Concur Technologies*                                      2,950           28,556
DigitalNet Holdings*                                      1,080           21,060
Digitas*                                                  4,220           39,330
Ditech Communications*                                    1,700           32,470
Dot Hill Systems*                                         1,250           18,938
DSP Group*                                                1,040           25,906
Electronic Clearing House*                                1,820           19,927
Fairchild Semiconductor International, Cl A*              1,230           30,713
FARO Technologies (a) (b)*                                1,410           34,257
Genus*                                                    3,630           21,780
Integrated Silicon Solution*                              1,840   $       28,833
Kintera*                                                  1,160           14,384
Lawson Software*                                          2,615           21,521
LTX*                                                      1,280           19,238
Microsemi*                                                  650           15,977
Microtune*                                               10,160           24,892
MKS Instruments*                                            580           16,820
MSC Software*                                             1,880           17,766
Mykrolis*                                                 1,730           27,818
Neoware Systems*                                          1,670           22,879
ON Semiconductor*                                         2,940           18,963
Online Resources*                                         2,010           13,284
Open Solutions*                                             970           17,043
Overland Storage*                                         2,480           46,624
Radware*                                                    520           14,170
REMEC*                                                    1,900           15,979
Silicon Image*                                              190            1,374
Stellent*                                                 2,780           27,355
Sykes Enterprises*                                        1,800           15,408
Synaptics*                                                2,140           32,057
Sypris Solutions                                          2,150           36,142
THQ*                                                        560            9,470
Ultimate Software Group*                                  3,910           34,291
Universal Technical Institute*                              140            4,200
Verso Technologies*                                      17,120           54,784
                                                                  --------------
                                                                       1,029,753
                                                                  --------------
MATERIALS - 2.9%
Century Aluminum*                                         2,440           46,384
Crown Holdings*                                           3,630           32,888
Gibraltar Steel                                           1,080           27,162
                                                                  --------------
                                                                         106,434
                                                                  --------------
TELECOMMUNICATION SERVICES - 3.3%
Ceragon Networks*                                         3,190           22,394
Essex*                                                    1,540           14,461
Extreme Networks*                                         2,860           20,621
General Communication*                                    2,530           22,011
Intrado*                                                  1,140           25,023
KVH Industries*                                             640           17,581
                                                                  --------------
                                                                         122,091
                                                                  --------------
TOTAL COMMON STOCKS
   (Cost $2,645,710)                                                   3,493,873
                                                                  --------------
AFFILIATED MONEY MARKET FUND - 6.8%
First American Prime Obligations Fund, Cl Z (c)         255,930          255,930
                                                                  --------------
TOTAL AFFILIATED MONEY MARKET FUND
   (Cost $255,930)                                                       255,930
                                                                  --------------
TOTAL INVESTMENTS - 100.5%
   (Cost $2,901,640)                                                   3,749,803
                                                                  --------------
OTHER ASSETS AND LIABILITIES, NET - (0.5)%                               (20,277)
                                                                  --------------
TOTAL NET ASSETS - 100.0%                                         $    3,729,526
                                                                  --------------

*   Non-income producing security
(a) Security is fair valued. As of December 31, 2003, the fair value of these investments was $74,731 or 2.0% of total net assets. See note 2 in Notes to Financial Statements.
(b) Security considered illiquid or restricted. See note 2 in Notes to Financial Statements.
(c) This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this Portfolio. See note 3 in Notes to Financial Statements.
Cl - Class

TECHNOLOGY PORTFOLIO

DESCRIPTION                                              SHARES            VALUE
--------------------------------------------------------------------------------
COMMON STOCKS - 92.6%
AEROSPACE & DEFENSE - 0.7%
L-3 Communications Holdings*                                310   $       15,922
                                                                  --------------
COMMUNICATIONS EQUIPMENT - 13.5%
Advanced Fibre Communications*                              880           17,732
Arris Group*                                              3,620           26,209
Avaya*                                                    1,640           21,222
Comverse Technology*                                      1,300           22,867
Corning*                                                  2,080           21,694
Foundry Networks*                                           860           23,530
Harris                                                      520           19,734
Juniper Networks*                                           260            4,857
NetScreen Technologies*                                     450           11,137
Network Engines*                                          2,840           12,382
Nokia, ADR, Cl A                                          1,020           17,340
Nortel Networks*                                          4,370           18,485
Packeteer*                                                1,110           18,848
SafeNet*                                                    710           21,847
Sierra Wireless*                                          1,090           16,764
Tekelec*                                                  1,360           21,148
                                                                  --------------
                                                                         295,796
                                                                  --------------
COMPUTERS & PERIPHERALS - 9.0%
Advanced Digital Information*                             1,380           19,320
Apple Computer*                                           1,120           23,934
Dell*                                                       520           17,659
EMC*                                                      1,730           22,352
Hewlett-Packard                                           1,179           27,082
Lexar Media*                                              1,000           17,430
Lexmark International, Cl A*                                310           24,378
Maxtor*                                                   1,530           16,983
Overland Storage*                                           880           16,544
Synaptics*                                                  770           11,535
                                                                  --------------
                                                                         197,217
                                                                  --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 9.9%
Aeroflex*                                                 2,210           25,835
Applied Films*                                              760           25,095
Benchmark Electronics*                                      600           20,886
Celestica*                                                  370            5,576
Flextronics International*                                1,990           29,532
Garmin                                                      300           16,344
Jabil Circuit*                                            1,080           30,564
LeCroy*                                                   1,730           31,157
Plexus*                                                     700           12,019
Trimble Navigation*                                         530           19,737
                                                                  --------------
                                                                         216,745
                                                                  --------------
HEALTH CARE EQUIPMENT & SUPPLIES - 2.4%
Candela*                                                    781           14,169
Given Imaging*                                            1,200           21,492
STERIS*                                                     720           16,272
                                                                  --------------
                                                                          51,933
                                                                  --------------
HOUSEHOLD DURABLES - 0.6%
SONY, ADR                                                   370           12,828
                                                                  --------------
INTERNET & CATALOG RETAILING - 1.0%
Amazon.com*                                                 410           21,582
                                                                  --------------
INTERNET SOFTWARE & SERVICES - 1.0%
Radware*                                                    820           22,345
                                                                  --------------
IT CONSULTING & SERVICES - 5.4%
Accenture, Cl A*                                            990   $       26,057
Affiliated Computer Services, Cl A*                         320           17,427
eFunds*                                                     790           13,706
Fiserv*                                                     520           20,545
Infosys Technologies, ADR                                   280           26,796
SunGard Data Systems*                                       530           14,686
                                                                  --------------
                                                                         119,217
                                                                  --------------
MEDIA - 3.4%
Championship Auto Racing Teams*                           2,480              236
Clear Channel Communications                                420           19,669
Comcast, Cl A*                                              520           17,092
Cox Communications, Cl A*                                   440           15,158
Westwood One*                                               630           21,552
                                                                  --------------
                                                                          73,707
                                                                  --------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 25.5%
Amkor Technology*                                         1,220           22,216
Analog Devices*                                             770           35,150
Applied Materials*                                        1,660           37,267
ASML Holding*                                             1,470           29,473
Broadcom, Cl A*                                             590           20,113
ChipPAC, Cl A*                                            2,230           16,926
Intel                                                       960           30,912
Linear Technology                                           500           21,035
LogicVision*                                              4,060           18,270
Marvell Technology Group*                                   550           20,862
Maxim Integrated Products                                   440           21,912
Microchip Technology                                        930           31,025
Microtune*                                                3,710            9,090
MKS Instruments*                                            845           24,505
Monolithic System Technology*                             2,130           18,212
Novellus Systems*                                           430           18,082
PDF Solutions*                                            1,460           21,754
Pixelworks*                                               2,200           24,288
Taiwan Semiconductor Manufacturing, ADR*                  3,564           36,495
Teradyne*                                                 1,020           25,959
Texas Instruments                                           782           22,975
United Microelectronics*                                  5,732           28,373
Xilinx*                                                     700           27,118
                                                                  --------------
                                                                         562,012
                                                                  --------------
SOFTWARE - 19.2%
Adobe Systems                                               540           21,222
Altiris*                                                    610           22,253
Ascential Software*                                         912           23,648
Autodesk                                                    900           22,122
Borland Software*                                         2,160           21,017
Computer Associates International                           800           21,872
Concur Technologies*                                      1,230           11,906
Creo*                                                     1,000           10,300
Hyperion Solutions*                                         420           12,659
InterVideo*                                               1,460           17,155
Intuit*                                                     310           16,402
JDA Software Group*                                       1,220           20,142
Lawson Software*                                          2,730           22,468
Mercury Interactive*                                        490           23,834
Microsoft                                                   610           16,799
Moldflow*                                                 1,630           18,501
NetScout Systems*                                         2,310           17,556

The accompanying notes are an integral part of the financial statements.

DESCRIPTION                                              SHARES            VALUE
--------------------------------------------------------------------------------
Oracle*                                                   1,730   $       22,836
PeopleSoft*                                               1,000           22,800
RSA Security*                                             1,290           18,318
ScanSoft*                                                 3,370           17,928
VERITAS Software*                                           590           21,924
                                                                  --------------
                                                                         423,662
                                                                  --------------
WIRELESSTELECOMMUNICATIONS SERVICES - 1.0%
Wireless Facilities*                                      1,510           22,439
                                                                  --------------
TOTAL COMMON STOCKS
   (Cost $1,665,791)                                                   2,035,405
                                                                  --------------
AFFILIATED MONEY MARKET FUND - 10.7%
First American Prime Obligations Fund, Cl Z (a)         235,500          235,500
                                                                  --------------
TOTAL AFFILIATED MONEY MARKET FUND
   (Cost $235,500)                                                       235,500
                                                                  --------------
TOTAL INVESTMENTS - 103.3%
   (Cost $1,901,291)                                                   2,270,905
                                                                  --------------
OTHER ASSETS AND LIABILITIES, NET - (3.3)%                               (72,642)
                                                                  --------------
TOTAL NET ASSETS - 100.0%                                         $    2,198,263
                                                                  --------------

*   Non-income producing security
(a) This money market fund is advised by U.S. Bancorp Asset Management, Inc., which also serves as advisor for this Portfolio. See note 3 in Notes to Financial Statements.
ADR - American Depositary Receipt
Cl - Class

STATEMENTS OF ASSETS AND LIABILITIES December 31, 2003

                                                                                        CORPORATE BOND      EQUITY INCOME
                                                                                             PORTFOLIO          PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in unaffiliated securities, at value*+                                     $     4,853,559    $    29,756,995
Investments in affiliated money market fund, at value**                                         33,258                 --
Cash                                                                                                --             57,298
Cash denominated in foreign currencies, at value***                                                 --                 --
Dividends and interest receivable                                                               74,434             67,918
Receivable for investment securities sold                                                           --            278,067
Receivable for capital shares sold                                                                  --                644
Receivable from advisor                                                                         15,179             19,163
Foreign withholding tax reclaim receivable                                                          --                 --
Prepaid expenses and other assets                                                                   36                224
-------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                 4,976,466         30,180,309
=========================================================================================================================
LIABILITIES:
Bank overdraft                                                                                   5,956                 --
Payable for capital shares redeemed                                                              4,016              2,736
Payable upon return of securities loaned                                                            --                 --
Payable for investment securities purchased                                                         --                 --
Payable for advisory, co-administration, and custodian fees                                      5,349             22,865
Payable for distribution and shareholder servicing fees                                          1,146              2,673
Accrued expenses and other liabilities                                                           2,385              6,507
-------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                               18,852             34,781
=========================================================================================================================
NET ASSETS                                                                             $     4,957,614    $    30,145,528
=========================================================================================================================
COMPOSITION OF NET ASSETS:
Portfolio capital                                                                      $     5,262,201    $    33,240,263
Accumulated net investment income (loss)                                                           613            (18,947)
Accumulated net realized loss on investments and options written                              (466,241)        (6,959,795)
Net unrealized appreciation of investments                                                     161,041          3,884,007
Net unrealized appreciation of forward foreign currency contracts, foreign
 currency, and translation of assets and liabilities denominated in foreign currency                --                 --
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $     4,957,614    $    30,145,528
=========================================================================================================================
*   Investments in unaffiliated securities, at cost                                    $     4,692,518    $    25,872,988
**  Investments in affiliated money market fund, at cost                                        33,258                 --
*** Cash denominated in foreign currencies, at cost                                                 --                 --
+   Including securities loaned, at value                                                           --                 --
CLASS IA:
Net assets                                                                             $         1,152    $    17,285,593
Shares issued and outstanding ($0.01 par value - 20 billion authorized)                            124          1,490,242
Net asset value, offering price, and redemption price per share                        $          9.32    $         11.60
CLASS IB:
Net assets                                                                             $     4,956,462    $    12,859,935
Shares issued and outstanding ($0.01 par value - 20 billion authorized)                        532,208          1,109,374
Net asset value, offering price, and redemption price per share                        $          9.31    $         11.59

The accompanying notes are an integral part of the financial statements.

                                                                                         INTERNATIONAL   LARGE CAP GROWTH
                                                                                             PORTFOLIO          PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in unaffiliated securities, at value*+                                     $     2,903,449    $     4,229,083
Investments in affiliated money market fund, at value**                                             --            116,166
Cash                                                                                                --                 --
Cash denominated in foreign currencies, at value***                                                 30                 --
Dividends and interest receivable                                                                2,636              4,537
Receivable for investment securities sold                                                      139,577             73,962
Receivable for capital shares sold                                                              39,147                 26
Receivable from advisor                                                                             --              9,805
Foreign withholding tax reclaim receivable                                                         749                 --
Prepaid expenses and other assets                                                                   18                 23
-------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                 3,085,606          4,433,602
=========================================================================================================================
LIABILITIES:
Bank overdraft                                                                                  74,750                 --
Payable for capital shares redeemed                                                             23,731             50,296
Payable upon return of securities loaned                                                        34,969                 --
Payable for investment securities purchased                                                         --             64,641
Payable for advisory, co-administration, and custodian fees                                      5,298              3,659
Payable for distribution and shareholder servicing fees                                            111                349
Accrued expenses and other liabilities                                                           1,958              2,244
-------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                              140,817            121,189
=========================================================================================================================
NET ASSETS                                                                             $     2,944,789    $     4,312,413
=========================================================================================================================
COMPOSITION OF NET ASSETS:
Portfolio capital                                                                      $     4,364,491    $     5,428,614
Accumulated net investment income (loss)                                                         5,497                 --
Accumulated net realized loss on investments and options written                            (2,093,344)        (1,588,752)
Net unrealized appreciation of investments                                                     667,842            472,551
Net unrealized appreciation of forward foreign currency contracts, foreign
 currency, and translation of assets and liabilities denominated in foreign currency               303                 --
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $     2,944,789    $     4,312,413
=========================================================================================================================
*   Investments in unaffiliated securities, at cost                                    $     2,235,607    $     3,756,532
**  Investments in affiliated money market fund, at cost                                            --            116,166
*** Cash denominated in foreign currencies, at cost                                                 29                 --
+   Including securities loaned, at value                                                       33,006                 --
CLASS IA:
Net assets                                                                             $     2,392,384    $     2,703,673
Shares issued and outstanding ($0.01 par value - 20 billion authorized)                        360,081            544,745
Net asset value, offering price, and redemption price per share                        $          6.64    $          4.96
CLASS IB:
Net assets                                                                             $       552,405    $     1,608,740
Shares issued and outstanding ($0.01 par value - 20 billion authorized)                         83,655            326,021
Net asset value, offering price, and redemption price per share                        $          6.60    $          4.93

                                                                                        MID CAP GROWTH   SMALL CAP GROWTH
                                                                                             PORTFOLIO          PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in unaffiliated securities, at value*+                                     $     2,785,170    $     3,493,873
Investments in affiliated money market fund, at value**                                        108,470            255,930
Cash                                                                                                --             15,578
Cash denominated in foreign currencies, at value***                                                 --                 --
Dividends and interest receivable                                                                  491              1,189
Receivable for investment securities sold                                                       35,750             17,555
Receivable for capital shares sold                                                                  --                 --
Receivable from advisor                                                                          2,795              3,159
Foreign withholding tax reclaim receivable                                                          --                 --
Prepaid expenses and other assets                                                                   13                 23
-------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                 2,932,689          3,787,307
=========================================================================================================================
LIABILITIES:
Bank overdraft                                                                                      --                 --
Payable for capital shares redeemed                                                             25,158             40,856
Payable upon return of securities loaned                                                            --                 --
Payable for investment securities purchased                                                     27,677             10,437
Payable for advisory, co-administration, and custodian fees                                      3,288              3,974
Payable for distribution and shareholder servicing fees                                            193                237
Accrued expenses and other liabilities                                                           2,049              2,277
-------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                               58,365             57,781
=========================================================================================================================
NET ASSETS                                                                             $     2,874,324    $     3,729,526
=========================================================================================================================
COMPOSITION OF NET ASSETS:
Portfolio capital                                                                      $     2,874,572    $     3,036,847
Accumulated net investment income (loss)                                                            --                 --
Accumulated net realized loss on investments and options written                              (407,143)          (155,484)
Net unrealized appreciation of investments                                                     406,895            848,163
Net unrealized appreciation of forward foreign currency contracts, foreign
 currency, and translation of assets and liabilities denominated in foreign currency                --                 --
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $     2,874,324    $     3,729,526
=========================================================================================================================
*   Investments in unaffiliated securities, at cost                                    $     2,378,275    $     2,645,710
**  Investments in affiliated money market fund, at cost                                       108,470            255,930
*** Cash denominated in foreign currencies, at cost                                                 --                 --
+   Including securities loaned, at value                                                           --                 --
CLASS IA:
Net assets                                                                             $     1,986,795    $     2,701,294
Shares issued and outstanding ($0.01 par value - 20 billion authorized)                        272,089            283,629
Net asset value, offering price, and redemption price per share                        $          7.30    $          9.52
CLASS IB:
Net assets                                                                             $       887,529    $     1,028,232
Shares issued and outstanding ($0.01 par value - 20 billion authorized)                        122,060            108,586
Net asset value, offering price, and redemption price per share                        $          7.27    $          9.47

                                                                                            TECHNOLOGY
                                                                                             PORTFOLIO
------------------------------------------------------------------------------------------------------
ASSETS:
Investments in unaffiliated securities, at value*+                                     $     2,035,405
Investments in affiliated money market fund, at value**                                        235,500
Cash                                                                                                --
Cash denominated in foreign currencies, at value***                                                 --
Dividends and interest receivable                                                                  356
Receivable for investment securities sold                                                        2,816
Receivable for capital shares sold                                                                  --
Receivable from advisor                                                                          3,199
Foreign withholding tax reclaim receivable                                                          --
Prepaid expenses and other assets                                                                    8
------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                 2,277,284
======================================================================================================
LIABILITIES:
Bank overdraft                                                                                      --
Payable for capital shares redeemed                                                             72,614
Payable upon return of securities loaned                                                            --
Payable for investment securities purchased                                                      2,170
Payable for advisory, co-administration, and custodian fees                                      2,487
Payable for distribution and shareholder servicing fees                                             44
Accrued expenses and other liabilities                                                           1,706
------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                               79,021
======================================================================================================
NET ASSETS                                                                             $     2,198,263
======================================================================================================
COMPOSITION OF NET ASSETS:
Portfolio capital                                                                      $     4,362,743
Accumulated net investment income (loss)                                                            --
Accumulated net realized loss on investments and options written                            (2,534,094)
Net unrealized appreciation of investments                                                     369,614
Net unrealized appreciation of forward foreign currency contracts, foreign
 currency, and translation of assets and liabilities denominated in foreign currency                --
------------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $     2,198,263
======================================================================================================
*   Investments in unaffiliated securities, at cost                                    $     1,665,791
**  Investments in affiliated money market fund, at cost                                       235,500
*** Cash denominated in foreign currencies, at cost                                                 --
+   Including securities loaned, at value                                                           --
CLASS IA:
Net assets                                                                             $     1,987,355
Shares issued and outstanding ($0.01 par value - 20 billion authorized)                        796,918
Net asset value, offering price, and redemption price per share                        $          2.49
CLASS IB:
Net assets                                                                             $       210,908
Shares issued and outstanding ($0.01 par value - 20 billion authorized)                         86,152
Net asset value, offering price, and redemption price per share                        $          2.45

STATEMENTS OF OPERATIONS For the year ended December 31, 2003

                                                                                        CORPORATE BOND      EQUITY INCOME
                                                                                             PORTFOLIO          PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:

Interest from unaffiliated securities                                                  $       247,118    $        80,617
Interest from affiliated money market fund                                                       1,105              3,404
Dividends                                                                                           --            690,338
Less: Foreign taxes withheld                                                                        --             (2,411)
Securities lending                                                                                  --                 --
Other                                                                                               --                 --
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                        248,223            771,948
=========================================================================================================================

EXPENSES:

Investment advisory fees                                                                        32,684            178,408
Co-administration fees and expenses (including per account transfer agency fees)                48,762            246,025
Printing                                                                                         8,266             37,041
Custodian fees                                                                                     467              2,745
Professional fees                                                                                1,899              5,175
Directors' fees                                                                                     48                392
Other                                                                                               92                654
Distribution and shareholder servicing fees - Class IB                                          11,670             28,112
-------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                                 103,888            498,552
=========================================================================================================================
Less: Investment advisory fee waiver                                                           (32,684)          (178,408)
Less: Expense reimbursement                                                                    (24,515)           (58,730)
-------------------------------------------------------------------------------------------------------------------------
TOTAL NET EXPENSES                                                                              46,689            261,414
=========================================================================================================================
INVESTMENT INCOME (LOSS) - NET                                                                 201,534            510,534
-------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS, OPTIONS AND FOREIGN
CURRENCY TRANSACTIONS - NET:
Net realized gain (loss) on investments                                                         97,437         (1,457,553)
Net realized loss on written options                                                                --                 --
Net realized gain on forward foreign currency contracts and foreign currency
 transactions                                                                                       --                 --
Net increase from payment by affiliate (a)                                                          --                 --
Net change in unrealized appreciation or depreciation of investments                            53,215          7,585,828
Net change in unrealized appreciation or depreciation of forward foreign currency contracts, foreign currency, and translation of other assets and liabilities
 denominated in foreign currency                                                                    --                 --
-------------------------------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY TRANSACTIONS                             150,652          6,128,275
=========================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                   $       352,186    $     6,638,809
=========================================================================================================================

(a) See note 5 in Notes to Financial Statements for additional information.

The accompanying notes are an integral part of the financial statements.

                                                                                         INTERNATIONAL   LARGE CAP GROWTH
                                                                                             PORTFOLIO          PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:

Interest from unaffiliated securities                                                  $           432    $            --
Interest from affiliated money market fund                                                          --              2,650
Dividends                                                                                       71,250             36,774
Less: Foreign taxes withheld                                                                    (9,082)               (55)
Securities lending                                                                                 187                 --
Other                                                                                              227                 --
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                         63,014             39,369
=========================================================================================================================

EXPENSES:

Investment advisory fees                                                                        31,102             23,381
Co-administration fees and expenses (including per account transfer agency fees)                41,883             35,797
Printing                                                                                         2,681              7,513
Custodian fees                                                                                     283                360
Professional fees                                                                                  229                191
Directors' fees                                                                                     38                 38
Other                                                                                               76                 83
Distribution and shareholder servicing fees - Class IB                                           1,937              3,009
-------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                                  78,229             70,372
=========================================================================================================================
Less: Investment advisory fee waiver                                                           (31,102)           (23,381)
Less: Expense reimbursement                                                                     (7,073)           (11,609)
-------------------------------------------------------------------------------------------------------------------------
TOTAL NET EXPENSES                                                                              40,054             35,382
=========================================================================================================================
INVESTMENT INCOME (LOSS) - NET                                                                  22,960              3,987
-------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS, OPTIONS AND FOREIGN
CURRENCY TRANSACTIONS - NET:
Net realized gain (loss) on investments                                                        (70,277)           (52,508)
Net realized loss on written options                                                                --                 --
Net realized gain on forward foreign currency contracts and foreign currency
 transactions                                                                                   11,394                 --
Net increase from payment by affiliate (a)                                                       1,842                 --
Net change in unrealized appreciation or depreciation of investments                           891,014            848,412
Net change in unrealized appreciation or depreciation of forward foreign currency contracts, foreign currency, and translation of other assets and liabilities
 denominated in foreign currency                                                                  (411)                --
-------------------------------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY TRANSACTIONS                             833,562            795,904
=========================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                   $       856,522    $       799,891
=========================================================================================================================

                                                                                        MID CAP GROWTH   SMALL CAP GROWTH
                                                                                             PORTFOLIO          PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:

Interest from unaffiliated securities                                                  $            --    $            --
Interest from affiliated money market fund                                                       2,168              3,398
Dividends                                                                                        8,659              5,270
Less: Foreign taxes withheld                                                                       (15)                (2)
Securities lending                                                                                  --                 --
Other                                                                                               --                 --
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                         10,812              8,666
=========================================================================================================================

EXPENSES:

Investment advisory fees                                                                        14,651             19,418
Co-administration fees and expenses (including per account transfer agency fees)                25,719             32,428
Printing                                                                                         3,632              4,608
Custodian fees                                                                                     209                277
Professional fees                                                                                  129                133
Directors' fees                                                                                     21                 26
Other                                                                                               64                 71
Distribution and shareholder servicing fees - Class IB                                           1,476              2,614
-------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                                  45,901             59,575
=========================================================================================================================
Less: Investment advisory fee waiver                                                           (14,651)           (19,418)
Less: Expense reimbursement                                                                     (9,891)           (10,359)
-------------------------------------------------------------------------------------------------------------------------
TOTAL NET EXPENSES                                                                              21,359             29,798
=========================================================================================================================
INVESTMENT INCOME (LOSS) - NET                                                                 (10,547)           (21,132)
-------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS, OPTIONS AND FOREIGN
CURRENCY TRANSACTIONS - NET:

Net realized gain (loss) on investments                                                        208,734            462,747
Net realized loss on written options                                                                --                 --
Net realized gain on forward foreign currency contracts and foreign currency
 transactions                                                                                       --                 --
Net increase from payment by affiliate (a)                                                          --                 --
Net change in unrealized appreciation or depreciation of investments                           420,336            880,006
Net change in unrealized appreciation or depreciation of forward foreign currency contracts, foreign currency, and translation of other assets and liabilities
 denominated in foreign currency                                                                    --                 --
-------------------------------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY TRANSACTIONS                             629,070          1,342,753
=========================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                   $       618,523    $     1,321,621
=========================================================================================================================

                                                                                            TECHNOLOGY
                                                                                             PORTFOLIO
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:

Interest from unaffiliated securities                                                  $            --
Interest from affiliated money market fund                                                         978
Dividends                                                                                        1,998
Less: Foreign taxes withheld                                                                       (43)
Securities lending                                                                                  --
Other                                                                                               --
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                          2,933
======================================================================================================

EXPENSES:

Investment advisory fees                                                                        10,170
Co-administration fees and expenses (including per account transfer agency fees)                17,358
Printing                                                                                         4,301
Custodian fees                                                                                     145
Professional fees                                                                                  109
Directors' fees                                                                                     18
Other                                                                                               59
Distribution and shareholder servicing fees - Class IB                                             413
------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                                  32,573
======================================================================================================
Less: Investment advisory fee waiver                                                           (10,170)
Less: Expense reimbursement                                                                     (7,751)
------------------------------------------------------------------------------------------------------
TOTAL NET EXPENSES                                                                              14,652
======================================================================================================
INVESTMENT INCOME (LOSS) - NET                                                                 (11,719)
------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS, OPTIONS AND FOREIGN
CURRENCY TRANSACTIONS - NET:
Net realized gain (loss) on investments                                                         94,255
Net realized loss on written options                                                            (3,677)
Net realized gain on forward foreign currency contracts and foreign currency
 transactions                                                                                       --
Net increase from payment by affiliate (a)                                                          --
Net change in unrealized appreciation or depreciation of investments                           539,486
Net change in unrealized appreciation or depreciation of forward foreign currency contracts, foreign currency, and translation of other assets and liabilities
 denominated in foreign currency                                                                    --
------------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY TRANSACTIONS                             630,064
======================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                   $       618,345
======================================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                           CORPORATE BOND
                                                                                                                PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
                                                                                                1/1/03             1/1/02
                                                                                                    TO                 TO
                                                                                              12/31/03           12/31/02
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:

Investment income (loss) - net                                                         $       201,534    $       151,160
Net realized gain (loss) on investments                                                         97,437            (44,018)
Net realized loss on written options                                                                --                 --
Net realized gain on forward foreign currency contracts
 and foreign currency transactions                                                                  --                 --
Net increase from payments by affiliates and net losses realized on the disposal
 of investments in violation of restrictions (a)                                                    --                 --
Net change in unrealized appreciation or depreciation of investments                            53,215             89,869
Net change in unrealized appreciation or depreciation of forward foreign currency contracts, foreign currency, and translation of other
 assets and liabilities denominated in foreign currency                                             --                 --
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                352,186            197,011
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

Investment income - net:
   Class IA                                                                                        (49)               (49)
   Class IB                                                                                   (200,813)          (151,833)
Return of capital:
   Class IA                                                                                         --                 --
   Class IB                                                                                         --               (146)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                           (200,862)          (152,028)
=========================================================================================================================
CAPITAL SHARE TRANSACTIONS:
Class IA:
   Proceeds from sales                                                                              --                 --
   Reinvestment of distributions                                                                    49                 49
   Payments for redemptions                                                                         --                 --
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class IA transactions                                        49                 49
-------------------------------------------------------------------------------------------------------------------------
Class IB:
   Proceeds from sales                                                                       2,029,697          1,832,770
   Reinvestment of distributions                                                               200,813            151,979
   Payments for redemptions                                                                   (971,089)        (1,163,152)
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class IB transactions                                 1,259,421            821,597
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions                            1,259,470            821,646
-------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                      1,410,794            866,629
NET ASSETS AT BEGINNING OF PERIOD                                                            3,546,820          2,680,191
=========================================================================================================================
NET ASSETS AT END OF PERIOD                                                            $     4,957,614    $     3,546,820
=========================================================================================================================
ACCUMULATED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD                              $           613    $         1,484
=========================================================================================================================
SHARE TRANSACTIONS:
Class IA :
   Shares issued                                                                                    --                 --
   Shares issued in lieu of cash distributions                                                       6                  5
   Shares redeemed                                                                                  --                 --
-------------------------------------------------------------------------------------------------------------------------
Total Class IA transactions                                                                          6                  5
=========================================================================================================================
Class IB:
   Shares issued                                                                               221,115            204,987
   Shares issued in lieu of cash distributions                                                  21,500             17,096
   Shares redeemed                                                                            (105,174)          (129,617)
-------------------------------------------------------------------------------------------------------------------------
Total Class IB transactions                                                                    137,441             92,466
=========================================================================================================================
NET INCREASE (DECREASE) IN CAPITAL SHARES                                                      137,447             92,471
=========================================================================================================================

                                                                                                            EQUITY INCOME
                                                                                                                PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
                                                                                                1/1/03             1/1/02
                                                                                                    TO                 TO
                                                                                              12/31/03           12/31/02
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:

Investment income (loss) - net                                                         $       510,534    $       615,074
Net realized gain (loss) on investments                                                     (1,457,553)        (2,018,271)
Net realized loss on written options                                                                --                 --
Net realized gain on forward foreign currency contracts
 and foreign currency transactions                                                                  --                 --
Net increase from payments by affiliates and net losses realized on the disposal
 of investments in violation of restrictions (a)                                                    --                 --
Net change in unrealized appreciation or depreciation of investments                         7,585,828         (4,815,967)
Net change in unrealized appreciation or depreciation of forward foreign currency contracts, foreign currency, and translation of other
 assets and liabilities denominated in foreign currency                                             --                 --
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                              6,638,809         (6,219,164)
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

Investment income - net:
   Class IA                                                                                   (312,551)          (407,206)
   Class IB                                                                                   (205,052)          (218,067)
Return of capital:
   Class IA                                                                                         --                 --
   Class IB                                                                                         --                 --
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                           (517,603)          (625,273)
=========================================================================================================================
CAPITAL SHARE TRANSACTIONS:
Class IA:
   Proceeds from sales                                                                          40,697            261,147
   Reinvestment of distributions                                                               312,551            407,206
   Payments for redemptions                                                                 (3,051,431)        (3,955,520)
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class IA transactions                                (2,698,183)        (3,287,167)
-------------------------------------------------------------------------------------------------------------------------
Class IB:
   Proceeds from sales                                                                       1,585,310          1,716,988
   Reinvestment of distributions                                                               205,052            218,067
   Payments for redemptions                                                                 (1,488,627)        (2,193,432)
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class IB transactions                                   301,735           (258,377)
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions                           (2,396,448)        (3,545,544)
-------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                      3,724,758        (10,389,981)
NET ASSETS AT BEGINNING OF PERIOD                                                           26,420,770         36,810,751
=========================================================================================================================
NET ASSETS AT END OF PERIOD                                                            $    30,145,528    $    26,420,770
=========================================================================================================================
ACCUMULATED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD                              $       (18,947)   $         8,035
=========================================================================================================================
SHARE TRANSACTIONS:
Class IA :
   Shares issued                                                                                 3,780             24,179
   Shares issued in lieu of cash distributions                                                  27,345             43,228
   Shares redeemed                                                                            (305,512)          (393,153)
-------------------------------------------------------------------------------------------------------------------------
Total Class IA transactions                                                                   (274,387)          (325,746)
=========================================================================================================================
Class IB:
   Shares issued                                                                               160,974            166,670
   Shares issued in lieu of cash distributions                                                  17,956             23,149
   Shares redeemed                                                                            (146,131)          (223,017)
-------------------------------------------------------------------------------------------------------------------------
Total Class IB transactions                                                                     32,799            (33,198)
=========================================================================================================================
NET INCREASE (DECREASE) IN CAPITAL SHARES                                                     (241,588)          (358,944)
=========================================================================================================================

 (a) See note 5 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of the financial statements.

                                                                                                            INTERNATIONAL
                                                                                                                PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
                                                                                                1/1/03             1/1/02
                                                                                                    TO                 TO
                                                                                              12/31/03           12/31/02
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:

Investment income (loss) - net                                                         $        22,960    $        10,626
Net realized gain (loss) on investments                                                        (70,277)          (466,447)
Net realized loss on written options                                                                --                 --
Net realized gain on forward foreign currency contracts
 and foreign currency transactions                                                              11,394              2,769
Net increase from payments by affiliates and net losses realized on the disposal
 of investments in violation of restrictions (a)                                                 1,842                 --
Net change in unrealized appreciation or depreciation of investments                           891,014           (144,938)
Net change in unrealized appreciation or depreciation of forward foreign currency contracts, foreign currency, and translation of other
 assets and liabilities denominated in foreign currency                                           (411)             1,635
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                856,522           (596,355)
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

Investment income - net:
   Class IA                                                                                    (26,272)                --
   Class IB                                                                                     (3,712)                --
Return of capital:
   Class IA                                                                                         --             (7,801)
   Class IB                                                                                         --             (3,554)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                            (29,984)           (11,355)
=========================================================================================================================
CAPITAL SHARE TRANSACTIONS:
Class IA:
   Proceeds from sales                                                                         206,865            686,384
   Reinvestment of distributions                                                                26,272              7,801
   Payments for redemptions                                                                   (456,174)          (702,710)
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class IA transactions                                  (223,037)            (8,525)
-------------------------------------------------------------------------------------------------------------------------
Class IB:
   Proceeds from sales                                                                       1,124,716          3,090,286
   Reinvestment of distributions                                                                 3,712              3,554
   Payments for redemptions                                                                 (1,991,264)        (1,738,323)
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class IB transactions                                  (862,836)         1,355,517
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions                           (1,085,873)         1,346,992
-------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                       (259,335)           739,282
NET ASSETS AT BEGINNING OF PERIOD                                                            3,204,124          2,464,842
=========================================================================================================================
NET ASSETS AT END OF PERIOD                                                            $     2,944,789    $     3,204,124
=========================================================================================================================
ACCUMULATED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD                              $         5,497    $          (714)
=========================================================================================================================
SHARE TRANSACTIONS:
Class IA :
   Shares issued                                                                                37,768            122,070
   Shares issued in lieu of cash distributions                                                   4,086              1,622
   Shares redeemed                                                                             (82,353)          (127,278)
-------------------------------------------------------------------------------------------------------------------------
Total Class IA transactions                                                                    (40,499)            (3,586)
=========================================================================================================================
Class IB:
   Shares issued                                                                               235,794            589,561
   Shares issued in lieu of cash distributions                                                     581                743
   Shares redeemed                                                                            (409,701)          (336,013)
-------------------------------------------------------------------------------------------------------------------------
Total Class IB transactions                                                                   (173,326)           254,291
=========================================================================================================================
NET INCREASE (DECREASE) IN CAPITAL SHARES                                                     (213,825)           250,705
=========================================================================================================================

                                                                                                         LARGE CAP GROWTH
                                                                                                                PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
                                                                                                1/1/03             1/1/02
                                                                                                    TO                 TO
                                                                                              12/31/03           12/31/02
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:

Investment income (loss) - net                                                         $         3,987    $         2,038
Net realized gain (loss) on investments                                                        (52,508)          (500,276)
Net realized loss on written options                                                                --                 --
Net realized gain on forward foreign currency contracts
 and foreign currency transactions                                                                  --                 --
Net increase from payments by affiliates and net losses realized on the disposal
 of investments in violation of restrictions (a)                                                    --                 --
Net change in unrealized appreciation or depreciation of investments                           848,412           (328,749)
Net change in unrealized appreciation or depreciation of forward foreign currency contracts, foreign currency, and translation of other
 assets and liabilities denominated in foreign currency                                             --                 --
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                799,891           (826,987)
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

Investment income - net:
   Class IA                                                                                     (3,987)            (2,016)
   Class IB                                                                                         --                (22)
Return of capital:
   Class IA                                                                                       (348)                (6)
   Class IB                                                                                         --                 --
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                             (4,335)            (2,044)
=========================================================================================================================
CAPITAL SHARE TRANSACTIONS:
Class IA:
   Proceeds from sales                                                                         535,700            929,743
   Reinvestment of distributions                                                                 4,335              2,022
   Payments for redemptions                                                                   (378,908)          (393,530)
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class IA transactions                                   161,127            538,235
-------------------------------------------------------------------------------------------------------------------------
Class IB:
   Proceeds from sales                                                                       1,659,431          1,083,019
   Reinvestment of distributions                                                                    --                 22
   Payments for redemptions                                                                   (678,094)          (741,023)
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class IB transactions                                   981,337            342,018
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions                            1,142,464            880,253
-------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                      1,938,020             51,222
NET ASSETS AT BEGINNING OF PERIOD                                                            2,374,393          2,323,171
=========================================================================================================================
NET ASSETS AT END OF PERIOD                                                            $     4,312,413    $     2,374,393
=========================================================================================================================
ACCUMULATED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD                              $            --    $            --
=========================================================================================================================
SHARE TRANSACTIONS:
Class IA :
   Shares issued                                                                               113,422            192,596
   Shares issued in lieu of cash distributions                                                     888                493
   Shares redeemed                                                                             (74,139)           (89,408)
-------------------------------------------------------------------------------------------------------------------------
Total Class IA transactions                                                                     40,171            103,681
=========================================================================================================================
Class IB:
   Shares issued                                                                               389,569            243,932
   Shares issued in lieu of cash distributions                                                      --                  5
   Shares redeemed                                                                            (149,048)          (162,274)
-------------------------------------------------------------------------------------------------------------------------
Total Class IB transactions                                                                    240,521             81,663
=========================================================================================================================
NET INCREASE (DECREASE) IN CAPITAL SHARES                                                      280,692            185,344
=========================================================================================================================

                                                                                                           MID CAP GROWTH
                                                                                                                PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
                                                                                                1/1/03             1/1/02
                                                                                                    TO                 TO
                                                                                              12/31/03           12/31/02
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:

Investment income (loss) - net                                                         $       (10,547)   $        (7,003)
Net realized gain (loss) on investments                                                        208,734           (276,911)
Net realized loss on written options                                                                --                 --
Net realized gain on forward foreign currency contracts
 and foreign currency transactions                                                                  --                 --
Net increase from payments by affiliates and net losses realized on the disposal
 of investments in violation of restrictions (a)                                                    --                 --
Net change in unrealized appreciation or depreciation of investments                           420,336           (105,545)
Net change in unrealized appreciation or depreciation of forward foreign currency contracts, foreign currency, and translation of other
 assets and liabilities denominated in foreign currency                                             --                 --
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                618,523           (389,459)
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

Investment income - net:
   Class IA                                                                                         --                 --
   Class IB                                                                                         --                 --
Return of capital:
   Class IA                                                                                         --                 --
   Class IB                                                                                         --                 --
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                 --                 --
=========================================================================================================================
CAPITAL SHARE TRANSACTIONS:
Class IA:
   Proceeds from sales                                                                         786,596            461,539
   Reinvestment of distributions                                                                    --                 --
   Payments for redemptions                                                                   (289,763)          (183,349)
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class IA transactions                                   496,833            278,190
-------------------------------------------------------------------------------------------------------------------------
Class IB:
   Proceeds from sales                                                                         743,269          1,106,454
   Reinvestment of distributions                                                                    --                 --
   Payments for redemptions                                                                   (334,737)          (784,961)
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class IB transactions                                   408,532            321,493
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions                              905,365            599,683
-------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                      1,523,888            210,224
NET ASSETS AT BEGINNING OF PERIOD                                                            1,350,436          1,140,212
=========================================================================================================================
NET ASSETS AT END OF PERIOD                                                            $     2,874,324    $     1,350,436
=========================================================================================================================
ACCUMULATED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD                              $            --    $            --
=========================================================================================================================
SHARE TRANSACTIONS:
Class IA :
   Shares issued                                                                               127,764             78,105
   Shares issued in lieu of cash distributions                                                      --                 --
   Shares redeemed                                                                             (45,505)           (26,356)
-------------------------------------------------------------------------------------------------------------------------
Total Class IA transactions                                                                     82,259             51,749
=========================================================================================================================
Class IB:
   Shares issued                                                                               117,583            189,354
   Shares issued in lieu of cash distributions                                                      --                 --
   Shares redeemed                                                                             (51,918)          (141,855)
-------------------------------------------------------------------------------------------------------------------------
Total Class IB transactions                                                                     65,665             47,499
=========================================================================================================================
NET INCREASE (DECREASE) IN CAPITAL SHARES                                                      147,924             99,248
=========================================================================================================================

                                                                                                         SMALL CAP GROWTH
                                                                                                                PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
                                                                                                1/1/03             1/1/02
                                                                                                    TO                 TO
                                                                                              12/31/03           12/31/02
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:

Investment income (loss) - net                                                         $       (21,132)   $        (7,289)
Net realized gain (loss) on investments                                                        462,747           (358,137)
Net realized loss on written options                                                                --                 --
Net realized gain on forward foreign currency contracts
 and foreign currency transactions                                                                  --                 --
Net increase from payments by affiliates and net losses realized on the disposal
 of investments in violation of restrictions (a)                                                    --                 --
Net change in unrealized appreciation or depreciation of investments                           880,006           (117,450)
Net change in unrealized appreciation or depreciation of forward foreign currency contracts, foreign currency, and translation of other
 assets and liabilities denominated in foreign currency                                             --                 --
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                              1,321,621           (482,876)
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

Investment income - net:
   Class IA                                                                                         --                 --
   Class IB                                                                                         --                 --
Return of capital:
   Class IA                                                                                         --                 --
   Class IB                                                                                         --                 --
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                 --                 --
=========================================================================================================================
CAPITAL SHARE TRANSACTIONS:
Class IA:
   Proceeds from sales                                                                         972,449            476,359
   Reinvestment of distributions                                                                    --                 --
   Payments for redemptions                                                                   (185,682)           (68,973)
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class IA transactions                                   786,767            407,386
-------------------------------------------------------------------------------------------------------------------------
Class IB:
   Proceeds from sales                                                                       1,102,041          1,182,505
   Reinvestment of distributions                                                                    --                 --
   Payments for redemptions                                                                 (1,561,060)          (101,012)
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class IB transactions                                  (459,019)         1,081,493
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions                              327,748          1,488,879
-------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                      1,649,369          1,006,003
NET ASSETS AT BEGINNING OF PERIOD                                                            2,080,157          1,074,154
=========================================================================================================================
NET ASSETS AT END OF PERIOD                                                            $     3,729,526    $     2,080,157
=========================================================================================================================
ACCUMULATED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD                              $            --    $            --
=========================================================================================================================
SHARE TRANSACTIONS:
Class IA :
   Shares issued                                                                               123,941             69,637
   Shares issued in lieu of cash distributions                                                      --                 --
   Shares redeemed                                                                             (23,224)           (11,193)
-------------------------------------------------------------------------------------------------------------------------
Total Class IA transactions                                                                    100,717             58,444
=========================================================================================================================
Class IB:
   Shares issued                                                                               172,092            185,730
   Shares issued in lieu of cash distributions                                                      --                 --
   Shares redeemed                                                                            (236,845)           (16,529)
-------------------------------------------------------------------------------------------------------------------------
Total Class IB transactions                                                                    (64,753)           169,201
=========================================================================================================================
NET INCREASE (DECREASE) IN CAPITAL SHARES                                                       35,964            227,645
=========================================================================================================================

                                                                                                               TECHNOLOGY
                                                                                                                PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
                                                                                                1/1/03             1/1/02
                                                                                                    TO                 TO
                                                                                              12/31/03           12/31/02
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:

Investment income (loss) - net                                                         $       (11,719)   $        (9,207)
Net realized gain (loss) on investments                                                         94,255           (429,857)
Net realized loss on written options                                                            (3,677)                --
Net realized gain on forward foreign currency contracts
 and foreign currency transactions                                                                  --                 --
Net increase from payments by affiliates and net losses realized on the disposal
 of investments in violation of restrictions (a)                                                    --                 --
Net change in unrealized appreciation or depreciation of investments                           539,486           (315,285)
Net change in unrealized appreciation or depreciation of forward foreign currency contracts, foreign currency, and translation of other
 assets and liabilities denominated in foreign currency                                             --                 --
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                                618,345           (754,349)
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

Investment income - net:
   Class IA                                                                                         --                 --
   Class IB                                                                                         --                 --
Return of capital:
   Class IA                                                                                         --                 --
   Class IB                                                                                         --                 --
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                 --                 --
=========================================================================================================================
CAPITAL SHARE TRANSACTIONS:
Class IA:
   Proceeds from sales                                                                         770,653            266,754
   Reinvestment of distributions                                                                    --                 --
   Payments for redemptions                                                                   (221,801)          (249,260)
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class IA transactions                                   548,852             17,494
-------------------------------------------------------------------------------------------------------------------------
Class IB:
   Proceeds from sales                                                                         145,447            144,199
   Reinvestment of distributions                                                                    --                 --
   Payments for redemptions                                                                    (78,551)           (48,921)
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from Class IB transactions                                    66,896             95,278
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions                              615,748            112,772
-------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                      1,234,093           (641,577)
NET ASSETS AT BEGINNING OF PERIOD                                                              964,170          1,605,747
=========================================================================================================================
NET ASSETS AT END OF PERIOD                                                            $     2,198,263    $       964,170
=========================================================================================================================
ACCUMULATED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD                              $            --    $            --
=========================================================================================================================
SHARE TRANSACTIONS:
Class IA :
   Shares issued                                                                               344,605            112,309
   Shares issued in lieu of cash distributions                                                      --                 --
   Shares redeemed                                                                            (101,395)          (131,556)
-------------------------------------------------------------------------------------------------------------------------
Total Class IA transactions                                                                    243,210            (19,247)
=========================================================================================================================
Class IB:
   Shares issued                                                                                79,495             62,366
   Shares issued in lieu of cash distributions                                                      --                 --
   Shares redeemed                                                                             (34,343)           (22,578)
-------------------------------------------------------------------------------------------------------------------------
Total Class IB transactions                                                                     45,152             39,788
=========================================================================================================================
NET INCREASE (DECREASE) IN CAPITAL SHARES                                                      288,362             20,541
=========================================================================================================================

FINANCIAL HIGHLIGHTS For a share outstanding throughout the periods ended December 31, unless otherwise indicated.

                                                                           REALIZED AND
                                                                             UNREALIZED
                                         NET ASSET                    GAINS (LOSSES) ON                         DIVIDENDS
                                             VALUE            NET       INVESTMENTS AND        TOTAL FROM        FROM NET
                                         BEGINNING     INVESTMENT      FOREIGN CURRENCY        INVESTMENT      INVESTMENT
                                         OF PERIOD   INCOME (LOSS)         TRANSACTIONS        OPERATIONS          INCOME
-------------------------------------------------------------------------------------------------------------------------
CORPORATE BOND PORTFOLIO (a)
Class IA
  2003                                   $   8.99      $   0.42          $    0.33              $   0.75        $ (0.42)
  2002                                       8.86          0.49               0.07                  0.56          (0.43)
  2001 (b)                                   8.83          0.01               0.02                  0.03             --
Class IB
  2003                                   $   8.98      $   0.39          $    0.33              $   0.72        $ (0.39)
  2002                                       8.86          0.41               0.12                  0.53          (0.41)
  2001                                       8.63          0.49               0.22                  0.71          (0.48)
  2000                                       8.29          0.59               0.34                  0.93          (0.59)
  1999                                       9.34          0.65              (1.07)                (0.42)         (0.63)

EQUITY INCOME PORTFOLIO (c)
Class IA
  2003                                   $   9.30      $   0.22          $    2.29              $   2.51        $ (0.21)
  2002                                      11.50          0.24              (2.20)                (1.96)         (0.24)
  2001                                      12.59          0.13              (0.63)                (0.50)         (0.12)
  2000                                      11.17          0.19               1.45                  1.64          (0.18)
  1999                                      11.63          0.19               0.11                  0.30          (0.19)
Class IB
  2003                                   $   9.30      $   0.18          $    2.30              $   2.48        $ (0.19)
  2002                                      11.50          0.19              (2.18)                (1.99)         (0.21)
  2001 (b)                                  11.25          0.01               0.24                  0.25             --

INTERNATIONAL PORTFOLIO
Class IA (d)
  2003 (e)                               $   4.88      $   0.04          $    1.79              $   1.83        $ (0.07)
  2002                                       6.06          0.02              (1.18)                (1.16)            --
  2001                                       8.09          0.08              (2.06)                (1.98)         (0.03)
  2000 (f)                                  10.00            --              (1.91)                (1.91)            --
Class IB
  2003 (e)                               $   4.86      $   0.05          $    1.74              $   1.79        $ (0.05)
  2002                                       6.06            --              (1.19)                (1.19)            --
  2001 (g)                                   5.78          0.02               0.30                  0.32          (0.02)

                                     DISTRIBUTIONS
                                          FROM NET         RETURN OF                TOTAL
                                    REALIZED GAINS           CAPITAL        DISTRIBUTIONS
-----------------------------------------------------------------------------------------
CORPORATE BOND PORTFOLIO (a)
Class IA
  2003                                 $     --            $      --          $   (0.42)
  2002                                       --                   --              (0.43)
  2001 (b)                                   --                   --                 --
Class IB
  2003                                 $     --            $      --          $   (0.39)
  2002                                       --                   --              (0.41)
  2001                                       --                   --              (0.48)
  2000                                       --                   --              (0.59)
  1999                                       --                   --              (0.63)

EQUITY INCOME PORTFOLIO (c)
Class IA
  2003                                 $     --            $      --          $   (0.21)
  2002                                       --                   --              (0.24)
  2001                                    (0.47)                  --              (0.59)
  2000                                    (0.04)(h)               --              (0.22)
  1999                                    (0.57)                  --              (0.76)
Class IB
  2003                                 $     --            $      --          $   (0.19)
  2002                                       --                   --              (0.21)
  2001 (b)                                   --                   --                 --

INTERNATIONAL PORTFOLIO
Class IA (d)
  2003 (e)                             $     --            $      --          $   (0.07)
  2002                                       --                (0.02)             (0.02)
  2001                                       --                (0.02)             (0.05)
  2000 (f)                                   --                   --                 --
Class IB
  2003 (e)                             $     --            $      --          $   (0.05)
  2002                                       --                (0.01)             (0.01)
  2001 (g)                                   --                (0.02)             (0.04)

(a) The financial highlights for the First American Corporate Bond Portfolio as set forth herein, include the historical financial highlights of the Ohio National Strategic Income Portfolio, a portfolio of Ohio National Fund, Inc. The assets of the Ohio National Strategic Income Portfolio were acquired by the First American Corporate Bond Portfolio on December 17, 2001. In connection with such acquisition, shares of the Ohio National Strategic Income Portfolio were exchanged for Class IB shares of the First American Corporate Bond Portfolio. Ohio National Strategic Income Portfolio is the accounting survivor.

(b) Class of shares has been offered since December 17, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

(c) The financial highlights for the First American Equity Income Portfolio as set forth herein, include the historical financial highlights of the Met Investors Series Trust - Firstar Equity Income Portfolio. The assets of the Met Investors Series Trust - Firstar Equity Income Portfolio were acquired by the First American Equity Income Portfolio on December 17, 2001. In connection with such acquisition, Class A shares of the Met Investors Series Trust - Firstar Equity Income Portfolio were exchanged for Class IA shares of the First American Equity Income Portfolio. Met Investors Series Trust - Firstar Equity Income Portfolio is the accounting survivor.

(d) Effective May 1, 2001, the existing shares were renamed Class IA.

(e) Per share data calculated using average shares outstanding method.

(f) Portfolio commenced operations on April 28, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

(g) Class of shares has been offered since September 28, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

(h) Includes distributions in excess of net realized gains of $0.04 per share.

(i) Total return would have been lower had certain expenses not been waived or reimbursed. If returns had taken into account insurance charges, performance would have been lower.

The accompanying notes are an integral part of the financial statements.

                                                                                                     RATIO OF NET
                                         NET ASSET                                     RATIO OF        INVESTMENT
                                             VALUE                    NET ASSETS    EXPENSES TO     INCOME (LOSS)
                                            END OF         TOTAL          END OF        AVERAGE        TO AVERAGE
                                            PERIOD    RETURN (i)    PERIOD (000)     NET ASSETS        NET ASSETS
-----------------------------------------------------------------------------------------------------------------
CORPORATE BOND PORTFOLIO (a)
Class IA
  2003                                    $  9.32         8.28%       $       1         0.75%           4.51%
  2002                                       8.99         6.39                1         0.75            5.58
  2001 (b)                                   8.86         0.34                1         1.20            2.86
Class IB
  2003                                    $  9.31         8.04%       $   4,957         1.00%           4.31%
  2002                                       8.98         6.07            3,546         1.00            5.33
  2001                                       8.86         8.25            2,679         1.35            5.22
  2000                                       8.63        11.90            3,318         1.47            6.98
  1999                                       8.29        (4.81)           3,095         1.27            7.23

EQUITY INCOME PORTFOLIO (c)
Class IA
  2003                                    $ 11.60        27.05%       $  17,286         0.85%           1.96%
  2002                                       9.30       (17.11)          16,411         0.85            2.02
  2001                                      11.50        (3.80)          24,049         1.10            1.02
  2000                                      12.59        14.64            7,449         1.10            1.53
  1999                                      11.17         2.51            6,971         1.10            1.85
Class IB
  2003                                    $ 11.59        26.67%       $  12,860         1.10%           1.71%
  2002                                       9.30       (17.34)          10,010         1.10            1.78
  2001 (b)                                  11.50         2.22           12,761         1.25            1.26

INTERNATIONAL PORTFOLIO
Class IA (d)
  2003 (e)                                $  6.64        37.54%       $   2,393         1.35%           0.72%
  2002                                       4.88       (19.14)           1,955         1.35            0.45
  2001                                       6.06       (24.52)           2,449         1.35            0.81
  2000 (f)                                   8.09       (19.10)           3,396         1.35           (0.07)
Class IB
  2003 (e)                                $  6.60        36.78%       $     552         1.60%           1.05%
  2002                                       4.86       (19.56)           1,249         1.60            0.13
  2001 (g)                                   6.06         5.61               16         1.60            0.87

                                                                       RATIO OF NET
                                                                         INVESTMENT
                                                     RATIO OF         INCOME (LOSS)
                                                  EXPENSES TO            TO AVERAGE
                                                      AVERAGE            NET ASSETS
                                                   NET ASSETS            (EXCLUDING      PORTFOLIO
                                           (EXCLUDING WAIVERS           WAIVERS AND       TURNOVER
                                          AND REIMBURSEMENTS)       REIMBURSEMENTS)           RATE
--------------------------------------------------------------------------------------------------
CORPORATE BOND PORTFOLIO (a)
Class IA
  2003                                           1.97%                   3.29%               90%
  2002                                           1.47                    4.86               140
  2001 (b)                                       1.76                    2.30                47
Class IB
  2003                                           2.22%                   3.09%               90%
  2002                                           1.74                    4.59               140
  2001                                           1.37                    5.20                47
  2000                                           1.47                    6.98                28
  1999                                           1.27                    7.23                53

EQUITY INCOME PORTFOLIO (c)
Class IA
  2003                                           1.71%                   1.10%               36%
  2002                                           1.21                    1.66                70
  2001                                           2.08                    0.04                73
  2000                                           2.15                    0.48                32
  1999                                           2.23                    0.72                59
Class IB
  2003                                           1.96%                   0.85%               36%
  2002                                           1.48                    1.40                70
  2001 (b)                                       1.26                    1.25                73

INTERNATIONAL PORTFOLIO
Class IA (d)
  2003 (e)                                       2.71%                  (0.64)%              72%
  2002                                           2.86                   (1.06)               82
  2001                                           3.23                   (1.07)              183
  2000 (f)                                       5.23                   (3.95)               64
Class IB
  2003 (e)                                       2.96%                  (0.31)%              72%
  2002                                           3.36                   (1.63)               82
  2001 (g)                                       2.33                    0.14               183

FINANCIAL HIGHLIGHTS For a share outstanding throughout the periods ended December 31, unless otherwise indicated.

                                         NET ASSET                         REALIZED AND                         DIVIDENDS
                                             VALUE            NET            UNREALIZED        TOTAL FROM        FROM NET
                                         BEGINNING     INVESTMENT        GAINS (LOSSES)        INVESTMENT      INVESTMENT
                                         OF PERIOD   INCOME (LOSS)       ON INVESTMENTS        OPERATIONS          INCOME
-------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH PORTFOLIO
Class IA (a)
  2003                                    $  4.03       $   0.01            $   0.93           $    0.94        $   (0.01)
  2002                                       5.74             --               (1.71)              (1.71)              --
  2001                                       8.28           0.01               (2.54)              (2.53)           (0.01)
  2000 (b)                                  10.00             --               (1.72)              (1.72)              --
Class IB
  2003                                    $  4.01       $     --            $   0.92           $    0.92        $      --
  2002                                       5.74             --               (1.73)              (1.73)              --
  2001 (c)                                   7.07             --               (1.33)              (1.33)              --

MID CAP GROWTH PORTFOLIO
Class IA (a)
  2003                                    $  5.49       $  (0.02)           $   1.83           $    1.81        $      --
  2002                                       7.76          (0.03)              (2.24)              (2.27)              --
  2001 (d)                                  10.00          (0.02)              (2.22)              (2.24)              --
Class IB
  2003                                    $  5.48       $  (0.03)           $   1.82           $    1.79        $      --
  2002                                       7.75          (0.03)              (2.24)              (2.27)              --
  2001 (c)                                   9.23          (0.01)              (1.47)              (1.48)              --

SMALL CAP GROWTH PORTFOLIO
Class IA (a)
  2003 (e)                                $  5.85       $  (0.05)           $   3.72           $    3.67        $      --
  2002                                       8.35          (0.03)              (2.47)              (2.50)              --
  2001 (d)                                  10.00          (0.03)              (1.62)              (1.65)              --
Class IB
  2003 (e)                                $  5.83       $  (0.06)           $   3.70           $    3.64        $      --
  2002                                       8.35          (0.01)              (2.51)              (2.52)              --
  2001 (f)                                   7.05             --                1.30                1.30               --

TECHNOLOGY PORTFOLIO
Class IA (a)
  2003                                    $  1.62       $  (0.01)           $   0.88           $    0.87        $      --
  2002                                       2.80          (0.02)              (1.16)              (1.18)              --
  2001                                       5.79          (0.01)              (2.98)              (2.99)              --
  2000 (b)                                  10.00          (0.01)              (4.20)              (4.21)              --
Class IB
  2003                                    $  1.60       $  (0.02)           $   0.87           $    0.85        $      --
  2002                                       2.80          (0.01)              (1.19)              (1.20)              --
  2001 (f)                                   1.94          (0.01)               0.87                0.86               --

                                     DISTRIBUTIONS
                                          FROM NET           TOTAL
                                    REALIZED GAINS   DISTRIBUTIONS
------------------------------------------------------------------
LARGE CAP GROWTH PORTFOLIO
Class IA (a)
  2003                                 $     --        $  (0.01)
  2002                                       --              --
  2001                                       --           (0.01)
  2000 (b)                                   --              --
Class IB
  2003                                 $     --        $     --
  2002                                       --              --
  2001 (c)                                   --              --

MID CAP GROWTH PORTFOLIO
Class IA (a)
  2003                                 $     --        $     --
  2002                                       --              --
  2001 (d)                                   --              --
Class IB
  2003                                 $     --        $     --
  2002                                       --              --
  2001 (c)                                   --              --

SMALL CAP GROWTH PORTFOLIO
Class IA (a)
  2003 (e)                             $     --        $     --
  2002                                       --              --
  2001 (d)                                   --              --
Class IB
  2003 (e)                             $     --        $     --
  2002                                       --              --
  2001 (f)                                   --              --

TECHNOLOGY PORTFOLIO
Class IA (a)
  2003                                 $     --        $     --
  2002                                       --              --
  2001                                       --              --
  2000 (b)                                   --              --
Class IB
  2003                                 $     --        $     --
  2002                                       --              --
  2001 (f)                                   --              --

(a) Effective May 1, 2001, the existing shares were renamed Class IA.

(b) Portfolio commenced operations on April 28, 2000. All ratios for the period have been annualized, except total return and portfolio turnover.

(c) Class of shares has been offered since May 3, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

(d) Portfolio commenced operations on January 4, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

(e) Per share data calculated using average shares outstanding method.

(f) Class of shares has been offered since September 28, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

(g) In 2002, 0.84% of Class IA shares' and 0.84% of Class IB shares' total return was a result of the reimbursement by the advisor for a loss on a transaction not meeting the Portfolio's investment guidelines. Excluding the reimbursement, total return for Class IA and Class IB shares would have been (30.78)% and (31.02)%, respectively.

(h) Total return would have been lower had certain expenses not been waived or reimbursed. If returns had taken into account insurance charges, performance would have been lower.

The accompanying notes are an integral part of the financial statements.

                                                                                                     RATIO OF NET
                                         NET ASSET                                     RATIO OF        INVESTMENT
                                             VALUE                    NET ASSETS    EXPENSES TO     INCOME (LOSS)
                                            END OF         TOTAL          END OF        AVERAGE        TO AVERAGE
                                            PERIOD    RETURN (h)    PERIOD (000)     NET ASSETS        NET ASSETS
-----------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH PORTFOLIO
Class IA (a)
  2003                                    $ 4.96         23.27%       $ 2,703           0.90%           0.19%
  2002                                      4.03        (29.72)         2,032           0.90            0.10
  2001                                      5.74        (30.60)         2,301           0.87            0.09
  2000 (b)                                  8.28        (17.20)         1,600           0.80           (0.07)
Class IB
  2003                                    $ 4.93         22.94%       $ 1,609           1.15%          (0.06)%
  2002                                      4.01        (30.13)           342           1.15           (0.05)
  2001 (c)                                  5.74        (18.79)            22           1.15           (0.20)

MID CAP GROWTH PORTFOLIO
Class IA (a)
  2003                                    $ 7.30         32.97%       $ 1,987           0.95%          (0.43)%
  2002                                      5.49        (29.25)         1,041           0.95           (0.58)
  2001 (d)                                  7.76        (22.40)         1,071           0.90           (0.22)
Class IB
  2003                                    $ 7.27         32.66%       $   887           1.20%          (0.69)%
  2002                                      5.48        (29.29)           309           1.20           (0.78)
  2001 (c)                                  7.75        (16.03)            69           1.15           (0.63)

SMALL CAP GROWTH PORTFOLIO
Class IA (a)
  2003 (e)                                $ 9.52         62.73%       $ 2,702           0.98%          (0.68)%
  2002                                      5.85        (29.94)(g)      1,070           0.98           (0.48)
  2001 (d)                                  8.35        (16.50)         1,040           0.90           (0.42)
Class IB
  2003 (e)                                $ 9.47         62.44%       $ 1,028           1.23%          (0.90)%
  2002                                      5.83        (30.18)(g)      1,010           1.23           (0.56)
  2001 (f)                                  8.35         18.44             35           1.15           (0.90)

TECHNOLOGY PORTFOLIO
Class IA (a)
  2003                                    $ 2.49         53.70%       $ 1,987           0.98%          (0.78)%
  2002                                      1.62        (42.14)           898           0.98           (0.75)
  2001                                      2.80        (51.64)         1,602           0.90           (0.39)
  2000 (b)                                  5.79        (42.10)         1,447           0.90           (0.18)
Class IB
  2003                                    $ 2.45         53.13%       $   211           1.23%          (1.02)%
  2002                                      1.60        (42.86)            66           1.23           (0.99)
  2001 (f)                                  2.80         44.33              3           1.15           (1.01)

                                                                       RATIO OF NET
                                                                         INVESTMENT
                                                     RATIO OF         INCOME (LOSS)
                                                  EXPENSES TO            TO AVERAGE
                                                      AVERAGE            NET ASSETS
                                                   NET ASSETS            (EXCLUDING      PORTFOLIO
                                           (EXCLUDING WAIVERS           WAIVERS AND       TURNOVER
                                          AND REIMBURSEMENTS)       REIMBURSEMENTS)           RATE
--------------------------------------------------------------------------------------------------
LARGE CAP GROWTH PORTFOLIO
Class IA (a)
  2003                                           1.87%                  (0.78)%              69%
  2002                                           2.98                   (1.98)               66
  2001                                           3.59                   (2.63)              104
  2000 (b)                                       9.26                   (8.53)               30
Class IB
  2003                                           2.12%                  (1.03)%              69%
  2002                                           3.45                   (2.35)               66
  2001 (c)                                       2.79                   (1.84)              104

MID CAP GROWTH PORTFOLIO
Class IA (a)
  2003                                           2.11%                  (1.59)%             118%
  2002                                           6.11                   (5.74)              361
  2001 (d)                                       7.25                   (6.57)              280
Class IB
  2003                                           2.36%                  (1.85)%             118%
  2002                                           7.23                   (6.81)              361
  2001 (c)                                       5.90                   (5.38)              280

SMALL CAP GROWTH PORTFOLIO
Class IA (a)
  2003 (e)                                       2.06%                  (1.76)%             157%
  2002                                           4.80                   (4.30)              406
  2001 (d)                                       7.29                   (6.81)              283
Class IB
  2003 (e)                                       2.31%                  (1.98)%             157%
  2002                                           6.04                   (5.37)              406
  2001 (f)                                       3.77                   (3.52)              283

TECHNOLOGY PORTFOLIO
Class IA (a)
  2003                                           2.19%                  (1.99)%              87%
  2002                                           4.39                   (4.16)              269
  2001                                           4.60                   (4.09)              377
  2000 (b)                                       8.88                   (8.16)              149
Class IB
  2003                                           2.44%                  (2.23)%              87%
  2002                                           4.96                   (4.72)              269
  2001 (f)                                       2.74                   (2.60)              377

NOTES TO FINANCIAL STATEMENTS December 31, 2003

1 -  ORGANIZATION

     First American Insurance Portfolios, Inc. ("FAIP") is registered with the Securities and Exchange Commission as a registered investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). FAIP was incorporated in the State of Minnesota on August 27, 1999. FAIP is organized as a series investment company and currently issues its shares in seven series (each a "Portfolio" and collectively, the "Portfolios"). Each series represents a separate investment portfolio with its own investment objectives and policies. The Corporate Bond Portfolio, Equity Income Portfolio, International Portfolio, Large Cap Growth Portfolio, Mid Cap Growth Portfolio, and Small Cap Growth Portfolio are each diversified open-end management investment companies. The Technology Portfolio is a non-diversified open-end management investment company. Non-diversified portfolios may invest a large component of their net assets in investments of relatively few issuers.

     FAIP offers Class IA and IB shares. Class IA and Class IB shares are identical in all respects, except that Class IB shares are subject to a 0.25% shareholder servicing and distribution fee charged pursuant to a Rule 12b-1 plan, which has been adopted in accordance with Rule 12b-1 of the 1940 Act. All classes of shares in a Portfolio have identical voting, dividend, liquidation, and other rights, and the same terms and conditions, except that the level of distribution and shareholder servicing fees charged may differ among classes and each class has exclusive voting rights on any matters relating to that class' servicing or distribution arrangement.

     Shares of the Portfolios are only made available through separate investment accounts of participating insurance companies as an underlying investment for variable annuity contracts or variable life insurance policies. The Portfolios' prospectuses provide additional descriptions of each Portfolio's investment objective, policies, and strategies.

2 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The significant accounting policies followed by the Portfolios are as follows:

     SECURITY VALUATION - Security valuations for the Portfolios' investments are furnished by independent pricing services that have been approved by the Portfolios' board of directors. Investments in equity securities that are traded on a national securities exchange (or reported on the Nasdaq national market system) are stated at the last quoted sales price if readily available for such securities on each business day. For securities traded on the Nasdaq national market system, the Portfolios utilize the Nasdaq Official Closing Price which compares the last trade to the bid/ask range of a security. If the last trade falls within the bid/ask range, then that price will be the closing price. If the last trade is outside the bid/ask range, and falls above the ask, the ask price will be the closing price. If the last price is below the bid, the bid will be the closing price. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the Portfolios' board of directors. Some of the factors which may be considered by the Board of Directors in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. If events occur that materially affect the value of securities (including non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Foreign securities are valued at the closing prices on the principal exchanges on which they trade. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents. Investments in open-end mutual funds are valued at the respective net asset value of each underlying fund, determined at the close of the New York Stock Exchange (generally 3:00 p.m. Central time) on the valuation date.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME - The Portfolios record security transactions on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount, is recorded on an accrual basis. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

     DISTRIBUTIONS TO SHAREHOLDERS - Distributions from net investment income, and any net realized capital gains on sales of securities for a Portfolio, are declared and distributed to shareholders at least annually.

     FEDERAL TAXES - Each Portfolio is treated as a separate taxable entity. Each Portfolio intends to continue to qualify as a regulated investment company as provided in Subchapter M of the Internal Revenue Code, as amended, and to distribute all taxable income, if any, to its shareholders. Accordingly, no provision for federal income taxes is required.

     Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to post-October losses, losses deferred due to wash sales, foreign currency gains (losses), and the "mark-to-market" of certain Passive Foreign Investment Companies (PFICs) for tax purposes. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the difference arises.

     On the Statements of Assets and Liabilities, the following reclassifications were made:

                                                         ACCUMULATED       UNDISTRIBUTED           ADDITIONAL
                                                        NET REALIZED      NET INVESTMENT              PAID IN
                        PORTFOLIO                        GAIN (LOSS)              INCOME              CAPITAL
                        -------------------------------------------------------------------------------------
                        Corporate Bond Portfolio          $    1,542          $   (1,543)          $        1
                        Equity Income Portfolio               19,914             (19,913)                  (1)
                        International Portfolio              (13,236)             13,235                    1
                        Large Cap Growth Portfolio                (2)                348                 (346)
                        Mid Cap Growth Portfolio                  --              10,547              (10,547)
                        Small Cap Growth Portfolio                (3)             21,132              (21,129)
                        Technology Portfolio                      --              11,719              (11,719)

     The characterization of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Portfolio. The distributions paid during the years ended December 31, 2003 and 2002, were characterized as follows:

                                                                2003
                        -------------------------------------------------------------------------------------
                                                            ORDINARY           RETURN OF
                        PORTFOLIO                             INCOME             CAPITAL                TOTAL
                        -------------------------------------------------------------------------------------
                        Corporate Bond Portfolio          $  200,862               $  --           $  200,862
                        Equity Income Portfolio              517,603                  --              517,603
                        International Portfolio               29,984                  --               29,984
                        Large Cap Growth Portfolio             3,987                 348                4,335

                                                                2002
                        -------------------------------------------------------------------------------------
                                                            ORDINARY           RETURN OF
                        PORTFOLIO                             INCOME             CAPITAL                TOTAL
                        -------------------------------------------------------------------------------------
                        Corporate Bond Portfolio          $  151,882            $    146           $  152,028
                        Equity Income Portfolio              625,273                  --              625,273
                        International Portfolio                   --              11,355               11,355
                        Large Cap Growth Portfolio             2,038                   6                2,044

     As of December 31, 2003, the components of accumulated earnings (deficit) on a tax basis were:

                                                                             ACCUMULATED
                                                       UNDISTRIBUTED         CAPITAL AND                                    TOTAL
                                                            ORDINARY        POST-OCTOBER           UNREALIZED         ACCUMULATED
     PORTFOLIO                                                INCOME              LOSSES         APPRECIATION  EARNINGS (DEFICIT)
     ----------------------------------------------------------------------------------------------------------------------------
     Corporate Bond Portfolio                             $      613        $   (461,724)        $    156,524       $    (304,587)
     Equity Income Portfolio                                 110,817          (6,801,554)           3,596,002          (3,094,735)
     International Portfolio                                   7,009          (2,055,087)             628,376          (1,419,702)
     Large Cap Growth Portfolio                                   --          (1,498,359)             382,158          (1,116,201)
     Mid Cap Growth Portfolio                                     --            (402,588)             402,340                (248)
     Small Cap Growth Portfolio                                   --            (150,091)             842,770             692,679
     Technology Portfolio                                         --          (2,489,824)             325,344          (2,164,480)

     The difference between book and tax basis unrealized appreciation is primarily due to the tax deferral of losses on wash sales.

     As of December 31, 2003, the following Portfolios had capital loss carryforwards:

     PORTFOLIO                          AMOUNT   EXPIRATION DATE
     -----------------------------------------------------------
     Corporate Bond Portfolio     $    461,724         2007-2010
     Equity Income Portfolio         6,801,554         2007-2011
     International Portfolio         2,055,087         2008-2011
     Large Cap Growth Portfolio      1,498,359         2008-2011
     Mid Cap Growth Portfolio          402,588         2009-2010
     Small Cap Growth Portfolio        150,091              2010
     Technology Portfolio            2,489,264         2008-2011

     The Technology Portfolio incurred a loss of $560 for tax purposes for the period from November 1, 2003 to December 31, 2003. As permitted by tax regulations, the Portfolio intends to elect to defer and treat these losses as arising in the fiscal year ending December 31, 2004.

     Because shares of the Portfolios may be purchased only through insurance company separate accounts for variable annuity contracts and variable life insurance policies, dividends paid by the Portfolios from net investment income and distributions, if any, of net realized capital gains will be taxable to the participating insurance company.

     FOREIGN CURRENCY TRANSLATION - The books and records of the International Portfolio are maintained in U.S. dollars on the following basis:

     - market value of investment securities, assets, and liabilities are translated at the current rate of exchange; and

     - purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The International Portfolio does not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

     The International Portfolio reports certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

     FORWARD FOREIGN CURRENCY CONTRACTS - The International Portfolio may enter into forward foreign currency contracts as hedges against either specific transactions or fund positions. The aggregate principal amount of the contracts is not recorded because the International Portfolio intends to settle the contracts prior to delivery. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The International Portfolio realizes gains or losses at the time the forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for federal income tax purposes.

     The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit a potential gain that might result should the value of the currency increase. These contracts involve market risk in excess of the amount reflected in the Portfolio's statement of assets and liabilities. The face or contract amount in U.S. dollars reflects the total exposure the portfolio has in that particular currency contract. In addition, there could be exposure to risks (limited to the amount of unrealized gains) if the conterparties to the contracts are unable to meet the terms of their contracts. There were no outstanding forward foreign currency contracts at December 31, 2003.

     OPTIONS TRANSACTIONS - Each Portfolio may utilize options in an attempt to manage market or business risk or enhance the Portfolio's yield. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current market value of the option written. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that is purchased upon exercise of the option.

     Purchased options are recorded as investments and marked-to-market daily to reflect the current market value of the option contract. If a purchased option expires, a loss is realized in the amount of the cost of the option. If a closing transaction is entered into, a gain or loss is realized, to the extent that the proceeds from the sale are greater or less than the cost of the option. If a put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

     Transactions in options written for the year ended December 31, 2003, were as follows:

                                        CALL OPTIONS WRITTEN
                                     NUMBER OF           PREMIUM
                                     CONTRACTS            AMOUNT
     -----------------------------------------------------------
     TECHNOLOGY PORTFOLIO
     Balance at December 31, 2002           --          $     --
     Opened                              7,400            10,952
     Expired                            (2,200)           (3,690)
     Exercised                            (600)             (876)
     Closed                             (4,600)           (6,386)
     Balance at December 31, 2003           --          $     --

     ILLIQUID OR RESTRICTED SECURITIES - At December 31, 2003, investments in securities in the Small Cap Growth Portfolio included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Portfolios' board of directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Portfolio intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation.

     At December 31, 2003, the aggregate value of illiquid or restricted securities subject to this limitation was as follows:

                                                       PERCENTAGE OF
     PORTFOLIO                           VALUE            NET ASSETS
     ---------------------------------------------------------------
     Small Cap Growth Portfolio      $  74,731                  2.0%

     Information concerning restricted securities was as follows:

     SMALL CAP GROWTH PORTFOLIO

                                               DATES
     SECURITY                      SHARES   ACQUIRED   COST BASIS
     ------------------------------------------------------------
     Amedisys                       1,680      11/03  $    20,160
     FARO Technologies              1,410      11/03       30,315
     Midwest Express Holdings       3,940      11/03       16,745

     Information concerning 144A securities was as follows:

     CORPORATE BOND PORTFOLIO

                                                        DATES
     SECURITY                               PAR      ACQUIRED   COST BASIS       VALUE
     ---------------------------------------------------------------------------------
     Case New Holland                 $   5,000          7/03   $    4,931   $   5,600
     CBA Capital Trust I                 15,000          7/03       15,000      15,463
     Centerpoint Energy                  15,000          8/03       13,973      15,347
     Centerpoint Energy Resources        10,000         10/03       11,351      11,361
     Halliburton                         35,000   10/03-11/03       35,088      36,504
     Highmark                            15,000          8/03       14,966      16,256
     HSBC Capital Funding                10,000         10/02       12,108      12,466
     Hutchison Whampoa International     15,000         12/03       15,735      15,341
     Massey Energy                       10,000         11/03       10,000      10,300
     Miller Brewing                       5,000          8/03        4,961       5,090
     Morgan Stanley                     145,000         10/03      159,127     161,814
     Oncor Electric Delivery             25,000         10/03       25,694      26,817
     Plains All American Pipeline        15,000         12/03       14,960      15,076
     Societe Generale                    35,000          1/02       36,124      39,542
     TGT Pipeline                        15,000          5/03       14,961      14,049
     Tyco International Group            20,000         11/03       19,914      20,632
     Zurich Capital Trust                15,000         12/01       16,323      17,256

     SECURITIES LENDING - In order to generate additional income, a Portfolio may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. Each Portfolio's policy is to maintain collateral in the form of cash, U.S. Government securities, or other high-grade debt obligations equal to at least 100% of the value of securities loaned. The collateral is then "marked-to-market" daily until the securities are returned. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially.

     U.S. Bancorp Asset Management, Inc. ("USBAM"), serves as the securities lending agent for the Portfolios in transactions involving the lending of portfolio securities on behalf of the Portfolios. For these services, the securities lending fees paid to USBAM from the International Portfolio for the year ended December 31, 2003 were $96.

     INTERFUND LENDING PROGRAM - Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Portfolios, along with other registered investment companies in the First American Family of Funds, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Portfolios to borrow from, or lend money to, other participating funds. The Portfolios did not have any interfund lending transactions during the year ended December 31, 2003.

     EXPENSES - Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are allocated to the Portfolios on the basis of relative net assets of all Funds within the First American Fund complex. Class-specific expenses, such as 12b-1 fees, are borne by that class. Income, other expenses, and realized and unrealized gains and losses of a Portfolio are allocated to each respective class in proportion to the relative net assets of each class.

     USE OF ESTIMATES IN PREPARATION OF THE FINANCIAL STATEMENTS - The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

3 -  FEES AND EXPENSES

     ADVISOR FEES - Pursuant to an investment advisory agreement (the "Agreement"), USBAM manages each Portfolio's assets and furnishes related office facilities, equipment, research, and personnel. The Agreement requires each Portfolio to pay USBAM a monthly fee based upon average daily net assets.

     The annual fee for each Portfolio was as follows:

     Corporate Bond Portfolio                                  0.70%
     Equity Income Portfolio                                   0.65%
     International Portfolio                                   1.10%
     Large Cap Growth Portfolio                                0.65%
     Mid Cap Growth Portfolio                                  0.70%
     Small Cap Growth Portfolio                                0.70%
     Technology Portfolio                                      0.70%

     USBAM voluntarily waived and reimbursed fees during the most recently completed fiscal year so that the total portfolio operating expenses did not exceed expense limitations described in the Portfolios' prospectus.

     The Portfolios may invest in the money market funds that are series of First American Funds, Inc. ("FAF"), subject to certain limitations. The terms of such investments are identical to those of investments by non-related entities except that, to avoid duplicative investment advisory fees, USBAM reimburses each Portfolio an amount equal to the investment advisory fee paid by FAF to USBAM related to such investments. For financial statement purposes, these reimbursements are recorded as investment income.

     SUB-ADVISOR FEES - Clay Finlay, Inc. ("Clay Finlay") serves as the sub-advisor to the International Portfolio pursuant to a Sub-Advisory Agreement with USBAM. For its services under the Sub-Advisory Agreement with USBAM, Clay Finlay is paid a monthly fee by USBAM calculated on an annual basis equal to 0.25% of the first $500 million of the Portfolio's average daily net assets and 0.10% of the Portfolio's average daily net assets in excess of $500 million.

     CO-ADMINISTRATION FEES - USBAM and U.S. Bancorp Fund Services, LLC ("USBFS") (collectively, the "Administrators"), serve as the co-administrators pursuant to a co-administration agreement between the Administrators and the Portfolios. USBAM is a subsidiary of U.S. Bank National Association ("U.S. Bank"). Both U.S. Bank and USBFS are direct subsidiaries of U.S. Bancorp. Under the co-administration agreement, the Administrators are compensated to provide, or compensate other entities to provide, services to the Portfolios. These services include various legal, oversight and administrative services, accounting services, transfer agency and dividend disbursing services, and shareholder services. The Portfolios pay the Administrators at an annual rate, calculated daily and paid monthly, based on the average daily net assets of all open-end mutual funds in the First American Family of Funds, equal to each Portfolio's pro rata share of an amount equal to 0.25% of the aggregate average daily net assets up to $8 billion, 0.235% of the next $17 billion of the aggregate average daily net assets, 0.22% of the next $25 billion of the aggregate average daily net assets, and 0.20% of the aggregate average daily net assets in excess of $50 billion. In addition, the Portfolios, along with all other open-end mutual funds in the First American Family of Funds, pay transfer agent fees of $18,500 per share class. These fees are allocated to each Portfolio based upon the Portfolio's pro rata share of the aggregate average daily net assets of all Portfolios comprising FAIP. Each Portfolio also pays additional per account fees for transfer agent services. For the fiscal year ended December 31, 2003, administration fees paid to USBAM and USBFS for the Portfolios included in this annual report were as follows:

     PORTFOLIO                                            AMOUNT
     -----------------------------------------------------------
     Corporate Bond Portfolio                         $   37,592
     Equity Income Portfolio                             221,132
     International Portfolio                              22,924
     Large Cap Growth Portfolio                           28,769
     Mid Cap Growth Portfolio                             16,659
     Small Cap Growth Portfolio                           22,166
     Technology Portfolio                                 11,539

     CUSTODIAN FEES - U.S. Bank serves as the Portfolios' custodian pursuant to a custodian agreement with FAIP. The fee for each Portfolio is equal to an annual rate of 0.01% of average daily net assets. These fees are computed daily and paid monthly.

     DISTRIBUTION AND SHAREHOLDER SERVICING FEES - Quasar Distributors, LLC ("Quasar"), a subsidiary of U.S. Bancorp, serves as distributor of the Portfolios pursuant to a distribution agreement with FAIP. Under the distribution agreement, each of the Portfolios pays Quasar a monthly distribution and/or shareholder servicing fee equal to an annual rate of 0.25% of the average daily net assets of the Portfolio's Class IB shares. These fees may be used by Quasar to provide compensation for sales support, distribution activities, or shareholder servicing activities. No distribution or shareholder servicing fees are paid by Class IA shares.

     OTHER FEES - In addition to the investment advisory fees, custodian fees, distribution and shareholder servicing fees, and co-administration fees, each Portfolio is responsible for paying most other operating expenses including fees and expenses of outside directors, printing of shareholder reports, legal, auditing, insurance, and other miscellaneous expenses.

     For the year ended December 31, 2003, legal fees and expenses were paid to a law firm of which the Secretary and two Assistant Secretaries of the Portfolios are partners.

4 -  INVESTMENT SECURITY TRANSACTIONS

     During the year ended December 31, 2003, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows:

                                U.S. GOVERNMENT SECURITIES  OTHER INVESTMENT SECURITIES
     ----------------------------------------------------------------------------------
     PORTFOLIO                     PURCHASES         SALES      PURCHASES         SALES
     ----------------------------------------------------------------------------------
     Corporate Bond Portfolio   $  1,308,872  $  1,432,504   $  4,063,006  $  2,592,148
     Equity Income Portfolio              --            --      9,637,082    12,146,223
     International Portfolio              --            --      1,948,964     2,897,832
     Large Cap Growth Portfolio           --            --      3,627,538     2,271,519
     Mid Cap Growth Portfolio             --            --      3,191,080     2,215,801
     Small Cap Growth Portfolio           --            --      4,451,939     3,825,701
     Technology Portfolio                 --            --      1,666,012     1,189,729

     The aggregate gross unrealized appreciation and depreciation of securities held by the Portfolios and the total cost of securities (including cost of securities purchased with proceeds from securities lending) for federal tax purposes at December 31, 2003, were as follows:

                                                                                 FEDERAL
                                   AGGREGATE      AGGREGATE                       INCOME
                                       GROSS          GROSS                          TAX
     PORTFOLIO                  APPRECIATION   DEPRECIATION            NET          COST
     -----------------------------------------------------------------------------------
     Corporate Bond Portfolio    $  167,905      $  (11,381)  $    156,524  $  4,730,293
     Equity Income Portfolio       4,504,927       (908,925)     3,596,002    26,160,993
     International Portfolio         640,271        (12,198)       628,073     2,275,376
     Large Cap Growth Portfolio      455,887        (73,729)       382,158     3,963,091
     Mid Cap Growth Portfolio        445,118        (42,778)       402,340     2,491,300
     Small Cap Growth Portfolio      929,723        (86,953)       842,770     2,907,033
     Technology Portfolio            380,722        (55,378)       325,344     1,945,561

5 -  PAYMENTS MADE BY AFFILIATES

     SMALL CAP GROWTH PORTFOLIO - In December 2002, the Small Cap Growth Portfolio's investment in a registered investment company exceeded the applicable restrictions. A loss occurred as a result of bringing the Small Cap Growth Portfolio back into compliance. USBAM fully reimbursed the Small Cap Growth Portfolio for the loss on this transaction. The amount of the loss and resulting reimbursement was $26,083 or $0.07 per share based upon the shares outstanding as of December 31, 2002.

     INTERNATIONAL PORTFOLIO - In 2003, the International Portfolio received a reimbursement from USBAM related to foreign currency principal trades effected between the International Portfolio and U.S. Bank from April 2000 to September 2001, which were in violation of the Investment Company Act of 1940, as amended. The amount of the reimbursement was $1,842 or $0.004 per share based upon the shares outstanding as of December 31, 2003, and had no impact on total return.

NOTICE TO INVESTORS December 31, 2003 (unaudited)

Directors and Officers of the Funds

Independent Directors

                                                                                                                      OTHER
                       POSITION(S)       TERM OF OFFICE                                   NUMBER OF PORTFOLIOS   DIRECTORSHIPS
  NAME, ADDRESS, AND      HELD            AND LENGTH OF         PRINCIPAL OCCUPATION(S)      IN FUND COMPLEX        HELD BY
    YEAR OF BIRTH       WITH FUND          TIME SERVED            DURING PAST 5 YEARS     OVERSEEN BY DIRECTOR    DIRECTOR +
-------------------------------------------------------------------------------------------------------------------------------
Benjamin R. Field III,  Director   Term expiring earlier of    Senior Financial Advisor,  First American Funds   None
800 Nicollet Mall,                 death, resignation,         Bemis Company, Inc. since  Complex: twelve
Minneapolis, MN                    removal, disqualification,  2002; Senior Vice          registered investment
55402 (1939)                       or successor duly elected   President, Chief           companies, including
                                   and qualified. Director of  Financial Officer and      sixty one portfolios
                                   FAIP, since September 2003  Treasurer, Bemis, through
                                                               2002

Mickey P. Foret,        Director   Term expiring earlier of    Consultant to Northwest    First American Funds   ADC
800 Nicollet Mall,                 death, resignation,         Airlines, Inc. since       Complex: twelve        Telecommunications,
Minneapolis, MN                    removal, disqualification,  2002; Executive Vice       registered investment  Inc., URS
55402 (1946)                       or successor duly elected   President and Chief        companies, including   Corporation,
                                   and qualified. Director of  Financial Officer,         sixty one portfolios   Champion
                                   FAIP since September 2003   Northwest Airlines,                               Airlines, Inc.
                                                               through 2002

Roger A. Gibson,        Director   Term expiring earlier of    Vice President, Cargo -    First American Funds   None
800 Nicollet Mall,                 death, resignation,         United Airlines, since     Complex: twelve
Minneapolis, MN                    removal, disqualification,  July 2001; Vice            registered investment
55402 (1946)                       or successor duly elected   President, North           companies, including
                                   and qualified. Director of  America-Mountain Region,   sixty one portfolios
                                   FAIP since August 1999      United Airlines, prior to
                                                               July 2001

Victoria J. Herget,     Director   Term expiring earlier of    Investment consultant and  First American Funds   None
800 Nicollet Mall,                 death, resignation,         non-profit board member    Complex: twelve
Minneapolis, MN                    removal, disqualification,  since 2001; Managing       registered investment
55402 (1952)                       or successor duly elected   Director of Zurich         companies, including
                                   and qualified. Director of  Scudder Investments        sixty one portfolios
                                   FAIP since September 2003   through 2001

Leonard W. Kedrowski,   Director   Term expiring earlier of    Owner, Executive and       First American Funds   None
800 Nicollet Mall,                 death, resignation,         Management Consulting,     Complex: twelve
Minneapolis, MN                    removal, disqualification,  Inc., a management         registered investment
55402 (1941)                       or successor duly elected   consulting firm; former    companies, including
                                   and qualified. Director of  Chief Executive Officer,   sixty one portfolios
                                   FAIP since August 1999      Creative Promotions
                                                               International, LLC, a
                                                               promotional award
                                                               programs and products
                                                               company, through October
                                                               2003; Board member, GC
                                                               McGuiggan Corporation
                                                               (dba Smyth Companies), a
                                                               label printer; Advisory
                                                               Board member, Designer
                                                               Doors, manufacturer of
                                                               designer doors, through
                                                               2002

Richard K. Riederer,    Director   Term expiring earlier of    Retired; Director,         First American Funds   None
800 Nicollet Mall,                 death, resignation,         President and Chief        Complex: twelve
Minneapolis, MN                    removal, disqualification,  Executive Officer,         registered investment
55402 (1944)                       or successor duly elected   Weirton Steel through      companies, including
                                   and qualified. Director of  2001                       sixty one portfolios
                                   FAIP since August 2001

                                                                                                                          OTHER
                        POSITION(S)        TERM OF OFFICE                                    NUMBER OF PORTFOLIOS     DIRECTORSHIPS
  NAME, ADDRESS, AND       HELD             AND LENGTH OF          PRINCIPAL OCCUPATION(S)      IN FUND COMPLEX          HELD BY
    YEAR OF BIRTH        WITH FUND           TIME SERVED             DURING PAST 5 YEARS     OVERSEEN BY DIRECTOR      DIRECTOR +
------------------------------------------------------------------------------------------------------------------------------------
Joseph D. Strauss,       Director    Term expiring earlier of     Owner and President,       First American Funds     None
800 Nicollet Mall,                   death, resignation,          Excensus TM LLC, a         Complex: twelve
Minneapolis, MN                      removal, disqualification,   consulting firm, since     registered investment
55402 (1940)                         or successor duly elected    2001; Owner and            companies, including
                                     and qualified. Director of   President, Strauss         sixty one portfolios
                                     FAIP since August 1999       Management Company, a
                                                                  Minnesota holding company
                                                                  for various organizational
                                                                  management business
                                                                  ventures; Owner, Chairman
                                                                  and Chief Executive
                                                                  Officer, Community
                                                                  Resource Partnerships,
                                                                  Inc., a strategic
                                                                  planning, operations
                                                                  management, government
                                                                  relations, transportation
                                                                  planning and public
                                                                  relations organization;
                                                                  attorney at law

Virginia L. Stringer,    Chair;      Chair Term three years.      Owner and President,       First American Funds     None
800 Nicollet Mall,       Director    Directors Term expiring      Strategic Management       Complex: twelve
Minneapolis, MN                      earlier of death,            Resources, Inc., a         registered investment
55402 (1944)                         resignation, removal,        management consulting      companies, including
                                     disqualification, or         firm; Executive            sixty one portfolios
                                     successor duly elected and   Consultant for State Farm
                                     qualified. Chair of FAIP's   Insurance Company
                                     Board since 1999; Director
                                     of FAIP since August 1999

James M. Wade,           Director    Term expiring earlier of     Owner and President, Jim   First American Funds     None
800 Nicollet Mall,                   death, resignation,          Wade Homes, a              Complex: twelve
Minneapolis, MN                      removal, disqualification,   homebuilding company,      registered investment
55402 (1943)                         or successor duly elected    since 1999                 companies, including
                                     and qualified. Director of                              sixty one portfolios
                                     FAIP since August 20019

+ Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

The Statement of Additional Information (SAI) includes additional information about fund directors and is available upon request without charge by calling 800-677-FUND or writing to First American Funds, P.O. Box 1330, Minneapolis, Minnesota, 55440-1330.

Officers

                                  POSITION(S)       TERM OF OFFICE
 NAME, ADDRESS, AND                  HELD            AND LENGTH OF
   YEAR OF BIRTH                   WITH FUND          TIME SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Thomas S. Schreier, Jr.,        President        Re-elected by the       Chief Executive Officer of U.S. Bancorp Asset Management,
U.S. Bancorp Asset                               Board annually;         Inc. since May 2001; Chief Executive Officer of First
Management, Inc.,                                President of FAIP       American Asset Management from December 2000 through May
800 Nicollet Mall,                               since February 2001     2001 and of Firstar Investment & Research Management
Minneapolis, MN 55402 (1962)*                                            Company from February 2001 through May 2001; Senior
                                                                         Managing Director and Head of Equity Research of
                                                                         U.S. Bancorp Piper Jaffray from October 1998 through
                                                                         December 2000; prior to October 1998, Senior Airline Equity
                                                                         Analyst and a Director in the Equity Research Department,
                                                                         Credit Suisse First Boston

Mark S. Jordahl,                Vice             Re-elected by the       Chief Investment Officer of U.S. Bancorp Asset Management,
U.S. Bancorp Asset              President -      Board annually; Vice    Inc. since September 2001; President and Chief Investment
Management, Inc.                Investments      President -             Officer, ING Investment Management - Americas, September
800 Nicollet Mall,                               Investments of FAIP     2000 to June 2001; Senior Vice President and Chief
Minneapolis, MN 55402 (1960)*                    since September 2001    Investment Officer, ReliaStar Financial Corp., January 1998
                                                                         to September 2000

Jeffery M. Wilson,              Vice             Re-elected by the       Senior Vice President of U.S. Bancorp Asset Management,
U.S. Bancorp Asset              President -      Board annually; Vice    Inc. since May 2001; prior thereto, Senior Vice President
Management, Inc.                Administration   President -             of First American Asset Management
800 Nicollet Mall,                               Administration of FAIP
Minneapolis, MN 55402 (1956)*                    since March 2000

Joseph M. Ulrey III,            Treasurer        Re-elected by the       Senior Managing Director, Fund Treasury, since December
U.S. Bancorp Asset                               Board annually;         2003, and Senior Managing Director, Risk Management and
Management, Inc.                                 Treasurer of FAIP       Quantitative Analysis, since May 2001, U.S. Bancorp Asset
800 Nicollet Mall,                               since December 2003     Management, Inc.; from May 2001 through December 2001,
Minneapolis, MN 55402 (1958)*                                            Senior Managing Director, Securities Lending and Money
                                                                         Market Funds, U.S. Bancorp Asset Management, Inc.; prior
                                                                         thereto, Senior Managing Director, Securities Lending and
                                                                         Money Market Funds, First American Asset Management

James D. Alt,                   Secretary        Re-elected by the       Partner, Dorsey & Whitney LLP, a Minneapolis- based law
50 South Sixth Street,                           Board annually;         firm
Suite 1500,                                      Secretary of FAIP
Minneapolis, MN 55402 (1951)                     since June 2002;
                                                 Assistant Secretary of
                                                 FAIP from September
                                                 1999 to June 2002

Michael J. Radmer,              Assistant        Re-elected by the       Partner, Dorsey & Whitney LLP, a Minneapolis- based law
50 South Sixth Street,          Secretary        Board annually;         firm
Suite 1500,                                      Assistant Secretary of
Minneapolis, MN 55402 (1945)                     FAIP since March 2000;
                                                 Secretary of FAIP from
                                                 September 1999 through
                                                 March 2000

Kathleen L. Prudhomme,          Assistant        Re-elected by the       Partner, Dorsey & Whitney LLP, a Minneapolis- based law
50 South Sixth Street,          Secretary        Board annually;         firm
Suite 1500,                                      Assistant Secretary of
Minneapolis, MN 55402 (1953)                     FAIP since September
                                                 1999

James R. Arnold,                Assistant        Re-elected by the       Vice President, U.S. Bancorp Fund Services, LLC since March
U.S. Bancorp Fund               Secretary        Board annually;         2002; Senior Administration Services Manager, UMB Fund
Services, LLC                                    Assistant Secretary of  Services, Inc. through March 2002
615 E. Michigan Street,                          FAIP since June 2003
Milwaukee, WI 53202 (1957)*

Richard J. Ertel,               Assistant        Re-elected by the       Disclosure Counsel, U.S. Bancorp Asset Management, Inc.
U.S. Bancorp Asset              Secretary        Board annually;         since May 2003; Associate Counsel, Hartford Life and
Management, Inc.                                 Assistant Secretary of  Accident Insurance Company from April 2001 through May
800 Nicollet Mall,                               FAIP since June 2003    2003; Attorney and Law Clerk, Fortis Financial Group,
Minneapolis, MN 55402 (1967)*                                            through March 2001

Douglas G. Hess,                Assistant        Re-elected by the       Vice President, U.S. Bancorp Fund Services, LLC since
U.S. Bancorp Fund               Secretary        Board annually;         November 2002; prior thereto, Assistant Vice President,
Services, LLC                                    Assistant Secretary of  Fund Compliance Administrator, U.S. Bancorp Fund Services,
615 E. Michigan Street,                          FAIP since September    LLC
Milwaukee, WI 53202 (1967)*                      2001

* Messrs. Schreier, Jordahl, Wilson, Ulrey and Ertel are each officers of U.S. Bancorp Asset Management, Inc., which serves as investment adviser and co-administrator for FAIP. Messrs. Arnold and Hess are officers of U.S. Bancorp Fund Services, LLC, which is a subsidiary of U.S. Bancorp and which serves as co-administrator for FAIP.

HOW TO OBTAIN A COPY OF THE PORTFOLIOS' PROXY VOTING POLICIES - A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available (1) without charge upon request by calling 800.677.FUND; (2) at firstamericanfunds.com; and (3) on the U.S. Securities and Exchange Commission's website at sec.gov.

BOARD OF DIRECTORS  First American Insurance Portfolios, Inc.

                    Virginia Stringer
                    Chairperson of First American Insurance Portfolios, Inc. Owner and President of Strategic Management Resources, Inc.

                    Benjamin Field III
                    Director of First American Insurance Portfolios, Inc. Senior Financial Advisor to, and formerly Senior Vice President, Chief Financial Officer, and Treasurer of, Bemis Company, Inc.

                    Mickey Foret
                    Director of First American Insurance Portfolios, Inc. Consultant to, and formerly Executive Vice President and Chief Financial Officer of, Northwest Airlines, Inc.

                    Roger Gibson
                    Director of First American Insurance Portfolios, Inc. Vice President, Cargo-United Airlines

                    Victoria Herget
                    Director of First American Insurance Portfolios, Inc. Investment Consultant; former Managing Director of Zurich Scudder Investments

                    Leonard Kedrowski
                    Director of First American Insurance Portfolios, Inc.
                    Owner and President of Executive and Management Consulting, Inc.

                    Richard Riederer
                    Director of First American Insurance Portfolios, Inc. Retired; former President and Chief Executive Officer of Weirton Steel

                    Joseph Strauss
                    Director of First American Insurance Portfolios, Inc. Owner and President of Strauss Management Company

                    James Wade
                    Director of First American Insurance Portfolios, Inc. Owner and President of Jim Wade Homes

                    FIRST AMERICAN INSURANCE PORTFOLIOS, INC.'S BOARD OF DIRECTORS IS COMPRISED ENTIRELY OF INDEPENDENT DIRECTORS.

[FIRST AMERICAN (TM) LOGO]

DIRECT FUND CORRESPONDENCE TO:

FIRST AMERICAN FUNDS
P.O. Box 1330
Minneapolis, MN 55440-1330

This report and the financial statements contained herein are submitted for the general information of the shareholders of the corporation and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Further, there is no assurance that certain securities will remain in or out of each portfolio. The views expressed in this report reflect those of the portfolio managers only through the period ended December 31, 2003. The portfolio managers' views are subject to change at any time based upon market or other conditions.

For a prospectus containing more information on First American Insurance Portfolios, including investment policies, risks, fees, and expenses, please contact your participating insurance company.

Past performance does not guarantee future results. The principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

INVESTMENT ADVISOR
     U.S. BANCORP ASSET MANAGEMENT, INC.
     800 Nicollet Mall
     Minneapolis, Minnesota 55402

CO-ADMINISTRATORS
     U.S. BANCORP ASSET MANAGEMENT, INC.
     800 Nicollet Mall
     Minneapolis, Minnesota 55402

     U.S. BANCORP FUND SERVICES, LLC
     615 East Michigan Street
     Milwaukee, Wisconsin 53202

CUSTODIAN
     U.S. BANK NATIONAL ASSOCIATION
     180 East Fifth Street
     St. Paul, Minnesota 55101

DISTRIBUTOR (CLASS IB ONLY)
     QUASAR DISTRIBUTORS, LLC
     615 East Michigan Street
     Milwaukee, Wisconsin 53202

INDEPENDENT AUDITORS
     ERNST & YOUNG LLP
     220 South Sixth Street
     Suite 1400
     Minneapolis, Minnesota 55402

COUNSEL
     DORSEY & WHITNEY LLP
     50 South Sixth Street
     Suite 1500
     Minneapolis, Minnesota 55402


2/2004  0032-04

ITEM 2--CODE OF ETHICS - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address. State here if fund will send code of ethics to shareholders without charge upon request.

RESPONSE: The registrant has adopted a code of ethics (designated as the "Code of Ethical Conduct") that applies to its principal executive officer and principal financial officer. The registrant undertakes to furnish a copy of such Code of Ethical Conduct to any person upon request, without charge, by calling 1-800-677-3863.

ITEM 3--AUDIT COMMITTEE FINANCIAL EXPERT - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not.

RESPONSE: The registrant's Board of Directors has determined that Leonard Kedrowski, Benjamin Field, and Mickey Foret, members of the registrant's Audit Committee, are each an "audit committee financial expert" and are "independent," as these terms are defined in this Item. This designation will not increase the designees' duties, obligations or liability as compared to their duties, obligations and liability as members of the Audit Committee and of the Board of Directors.

ITEM 4--PRINCIPAL ACCOUNTANT FEES AND SERVICES - Only disclosed annually.

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

     RESPONSE: Fees billed by Ernst & Young LLP ("E&Y") were allocated to the registrant in the amount of $1,345 in 2003 and $609 in 2002, including fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the registrant's Form N-1A and Form N-SAR.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     RESPONSE: During 2003 and 2002, E&Y did not bill the registrant for any audit-related services not reported under paragraph (a) of this Item.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     RESPONSE: Fees billed by E&Y were allocated to the registrant in the amount of $495 in 2003 and $314 in 2002 for tax services, primarily the review of original and amended tax returns.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

     RESPONSE: There were no fees billed by E&Y for other services to the registrant during 2003 and 2002.

(e)(1) Disclose the audit committee's pre-approval policies and procedures pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X.

     RESPONSE: Set forth below are the audit committee's pre-approval policies and procedures pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X:

     AUDIT COMMITTEE POLICY REGARDING PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT AUDITOR

     The Audit Committee of the First American Funds has responsibility for ensuring that all services performed by the independent audit firm for the funds do not impair the firm's independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Audit Committee should:

       - Understand the nature of the professional services expected to be provided and their impact on auditor independence and audit quality

       - Examine and evaluate the safeguards put into place by the Company and the auditor to safeguard independence

       -  Meet quarterly with the partner of the independent audit firm

       - Consider approving categories of service that are not deemed to impair independence for a one-year period

     It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.

     POLICY FOR AUDIT AND NON-AUDIT SERVICES PROVIDED TO THE FUNDS

     On an annual basis, the Audit Committee of the First American Funds ("Committee") will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the Fund's independent audit firm directly for the Funds. At least annually the Committee will receive a report from the independent audit firm of all audit and non-audit services, which were approved during the year.

     The engagement of the independent audit firm for any non-audit service requires the written pre-approval of the Treasurer of the Funds and all non-audit services performed by the independent audit firm will be disclosed in the required SEC periodic filings.

     In connection with the Audit Committee review and pre-approval responsibilities, the review by the Audit Committee will consist of the following:

     AUDIT SERVICES

     The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:

       -  Annual Fund financial statement audits

       -  Seed audits (related to new product filings, as required)

       -  SEC and regulatory filings and consents

     AUDIT-RELATED SERVICES

     In addition, the following categories of audit-related services are deemed to be consistent with the role of the independent firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

       -  Accounting consultations

       -  Fund merger support services

       -  Other accounting related matters

       -  Agreed Upon Procedure Reports

       -  Attestation Reports

       -  Other Internal Control Reports

     Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Audit Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Audit Committee or its delegate on a case-by-case basis.

     TAX SERVICES

     The following categories of tax services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

       - Tax compliance services related to the filing or amendment of the following:

          -   Federal, state and local income tax compliance, and

          -   Sales and use tax compliance

       -  Timely RIC qualification reviews

       -  Tax distribution analysis and planning

       -  Tax authority examination services

       -  Tax appeals support services

       -  Accounting methods studies

       -  Fund merger support services

       -  Tax consulting services and related projects

     Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Audit Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Audit Committee or its delegate on a case-by-case basis.

     OTHER NON-AUDIT SERVICES

     The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the independent firm without the prior approval of the Audit Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.

     PROSCRIBED SERVICES

     In accordance with SEC rules on independence, the independent audit firm is prohibited from performing services in the following categories of non-audit services:

       -  Management functions

       -  Accounting and bookkeeping services

       -  Internal audit services

       -  Financial information systems design and implementation

       -  Valuation services supporting the financial statements

       -  Actuarial services supporting the financial statements

       -  Executive recruitment

       -  Expert services (e.g., litigation support)

       -  Investment banking

     POLICY FOR PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE INVESTMENT COMPANY COMPLEX

     The Audit Committee of the First American Funds is also responsible for pre-approving certain non-audit services provided to U.S. Bancorp Asset Management, U.S. Bank N.A., Quasar Distributors, U.S. Bancorp Fund Services, LLC and any other entity under common control with U.S. Bancorp Asset Management that provides ongoing services to the Funds. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the Funds.

     Although the Audit Committee is not required to pre-approve all services provided to U.S. Bancorp Asset Management and affiliated service providers, the Audit Committee will annually receive a report from the independent audit firm on the aggregate fees for all services provided to U.S. Bancorp and affiliates.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     RESPONSE: All of the services described in paragraphs (b) through (d) of
     Item 4 that were provided to the registrant on or after May 6, 2003, the effective date of SEC rules relating to the pre-approval of non-audit services, were pre-approved by the audit committee.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

     RESPONSE: All services performed on the engagement to audit the registrant's financial statements for the most recent fiscal year end were performed by the principal accountant's full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

     RESPONSE: The aggregate non-audit fees billed by E&Y to the registrant, the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, totaled $87,244 in 2003 and $118,827 in 2002, including services provided prior to May 6, 2003, the effective date of SEC rules relating to the pre-approval of non-audit services. Non-audit fees billed to the registrant's investment adviser primarily related to services provided in connection with fund mergers for other registrants in the First American Funds complex.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
     (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

     RESPONSE: The registrant's audit committee has determined that the provision of non-audit services to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved and that were rendered on or after May 6, 2003 (the effective date of SEC rules relating to the pre-approval of non-audit services), is compatible with maintaining E&Y's independence.

ITEM 5--AUDIT COMMITTEE OF LISTED REGISTRANTS

RESPONSE: Not applicable to the registrant.

ITEM 6 - Reserved.

ITEM 7--DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities.

RESPONSE: Not applicable to the registrant.

ITEM 8 - Reserved.

ITEM 9--CONTROLS AND PROCEDURES

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

     RESPONSE: The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of the date of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

     RESPONSE: There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10 - EXHIBITS

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge.

RESPONSE: Attached hereto.

10(b) - Attach certifications (4 in total pursuant to Sections 302 and 906 for PEO/PFO).

RESPONSE: Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

First American Insurance Portfolios, Inc.

By:    /s/ Thomas S. Schreier, Jr.
       ---------------------------
       Thomas S. Schreier, Jr.
       President

Date:  March 5, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ Thomas S. Schreier, Jr.
       ---------------------------
       Thomas S. Schreier, Jr.
       President

Date:  March 5, 2004

By:    /s/ Joseph M. Ulrey III
       -------------------------
       Joseph M. Ulrey III
       Treasurer

Date:  March 5, 2004